United States
Securities And Exchange Commission
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number      811-8061

Diamond Hill Funds

(Exact name of registrant as specified in charter)

325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Address of principal executive offices)                               (Zip code)

James F. Laird, Jr., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Name and address of agent for service)

Registrant's telephone number, including area code:  (614) 255-3333

Date of fiscal year end:  12/31

Date of reporting period:  12/31/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

This material must be preceded or accompanied by a current prospectus.

Annual Report

DIAMOND HILL® funds

December 31, 2009

Not FDIC Insured | May Lose Value | No Bank Guarantee

Invest With Us.

Table of Contents
Letter to Shareholders	1
Mission Statement, Pledge, and Fundamental Principles	4
Special Investment Letter	7
Management Discussion of Fund Performance
Diamond Hill Small Cap Fund	10
Diamond Hill Small-Mid Cap Fund	13
Diamond Hill Large Cap Fund	16
Diamond Hill Select Fund	19
Diamond Hill Long-Short Fund	22
Diamond Hill Financial Long-Short Fund	25
Diamond Hill Strategic Income Fund	28
Financial Statements
Schedules of Investments	31
Statements of Assets & Liabilities	42
Statements of Operations	44
Statements of Changes in Net Assets	45
Schedule of Capital Share Transactions	47
Financial Highlights	49
Notes to Financial Statements	56
Report of Independent Registered Public Accounting Firm	63
Other Items	64
Schedule of Shareholder Expenses	65
Management of the Trust	66
Notice of Privacy Policy	67

CAUTIONARY STATEMENT

At Diamond Hill, we pledge that, “we will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust.”  Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term.  While we believe we have a reasonable basis for our opinions, actual results may differ materially from those we anticipate.  Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds.  We cannot assure future results.  You should not place undue reliance on forward-looking statements, which speak only as of the date of this report.  We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise.  This material is not authorized for distribution to prospective investors unless preceded or accompanied by a Prospectus.  Please read the Prospectus carefully for a discussion of fees, expenses, and risks.  Current performance may be lower or higher than that quoted herein.  You may obtain a current copy of the Prospectus or more current performance information by calling 1-888-226-5595 or at Diamond Hill’s website (www.diamond-hill.com).

Letter to Shareholders

Dear Fellow Shareholders:

We are pleased to provide you with this year-end update for the Diamond Hill Funds.  Our long-term focus has not changed.  We continue to follow a proven intrinsic value methodology focused on absolute returns.  We seek investment opportunities where the price-to-intrinsic value relationship provides an opportunity to earn an attractive rate of return over a five year period, while also providing a margin of safety.

Financial Markets

“Unprecedented” is the most frequently used word to describe what happened in the financial markets in 2009.  After declining over 55% from the October 2007 peak, equity markets staged a remarkable recovery.  The S&P 500 Index increased more than 60% from its March 2009 low, closing the year up 26.5%.  The Russell 1000 and Russell 2000 Indexes increased 28.43% and 27.17%, respectively.  With the possible exception of technology stocks around the turn of the century, this volatility in the broad stock market was unprecedented at least since the 1930s. The coordinated rescue effort by governments around the world to avert a global financial crisis was unprecedented, as was the level of U.S. fiscal and monetary stimulus enacted in 2009.

The year began with a brief rally in January, as investors reacted positively to new policy initiatives and support for the ailing financial sector.  However, the markets soon reflected pessimism that the policy changes would be insufficient and recognition that financial sector risk remained high.  In addition, corporate earnings reports were not only worse than expected, but also the quality was low and guidance for 2009 earnings fell dramatically.  Consumer confidence readings were at the lowest recorded levels for the third consecutive month in February.

Initially driven by positive comments from financial giants Bank of America and JP Morgan Chase and from short covering, the market staged a second more significant rally in early March that would continue through most of the year.  In April, economic data began to indicate a broad bottoming, with some significant improvement in key economic indicators, and 2009 first quarter earnings reports were better than expected, providing further fuel for the rally.  Earnings continued to come in better than expected through the rest of the year, but primarily on the back of cost cutting, rather than revenue growth.  Economic news was mixed in the third and fourth quarters.  In October, the unemployment rate reached 10.2%, the highest level since 1983.  Despite continued high levels of unemployment, the Conference Board of Consumer Confidence Index improved in December and retail sales posted their fourth consecutive monthly increase.

A key feature of the 2008/09 equity market decline was the indiscriminate selling of both high and low quality stocks.  In contrast, the rally that began in March 2009 was initially driven by P/E multiple expansion in low quality stocks.  Valuation dispersions were below normalized levels; implying investors could buy higher quality, stable companies with low earnings risk, strong franchises, dividend security, and a strong balance sheet at similar valuations as lower quality and more cyclical stocks.  However, in November, we began to see a change in market leadership.  Higher quality companies performed well, with the information technology and financial sectors losing some of their leadership.  Valuation differences between high and low quality companies remain narrow, indicating the best value may still be in the higher quality companies.

We were very pleased with the absolute and relative performance of our equity funds for periods ended December 31, 2009.  Not only did all equity funds post strong positive results in 2009, but they also outperformed their respective benchmarks.  More importantly, Diamond Hill’s Small Cap, Large Cap, Long-Short and Financial Long-Short Funds all exceeded their respective benchmark1 returns over a five-year time period.  Our Small-Mid Cap and Select Funds, which have been in existence for less than five years, have outperformed their benchmarks since inception.  We remain focused on long-term performance and committed to our investment philosophy, which is rooted in the belief that market price and intrinsic value tend to converge over a reasonable period of time.

Diamond Hill Funds Annual Report December 31, 2009	Page 1

Portfolio Risk Management

Our job at Diamond Hill is to manage whatever set of risks the market presents, while seeking to achieve superior returns on an absolute basis over five year periods.  During the 2007 – 2009 period of volatility, the market presented both risks and opportunities.  We believe we successfully managed our portfolio risks by aggressively reevaluating our assumptions regarding the appropriate discount rate, or required rate of return, for each of our holdings and paying close attention to business and balance sheet risks.  Importantly, our portfolio diversification limits are stated in absolute terms rather than relative to any benchmark, which is another form of risk control employed across all strategies.   At the same time, we are not afraid to take advantage of especially attractive market opportunities created by investors mistaking short-term market volatility for true investment risk.  The former is driven by emotion and in some cases has little relation to the underlying value of a company.  For more details on this subject, see the Special Investment Letter “Managing Risk and What We Learned from the Crisis,” by Chris Welch, CFA, Portfolio Manager, on page 7 of this report.

Market Outlook

For now, the markets continue to benefit from fiscal and monetary stimulus.  However, the cost associated with massive deficit spending and maintaining interest rates near zero for an extended period of time will present future challenges.  We believe that over the next five years, the impact from the removal of fiscal and monetary stimulus currently supporting the economy is likely to be significant.  The potential for a government pullback on spending programs, along with a rise in inflation and/or real interest rates due to the explosion in government borrowing could be problematic for the economy, as well as for the markets.

Significant Fiscal Stimulus…

… and Significant Monetary Stimulus

Page 2	Diamond Hill Funds Annual Report December 31, 2009

Given the market environment and rapid market appreciation, our expectation is for below average equity returns over the next five years.  In the credit markets, the rebound in corporate profitability, higher net equity issuance and lower net debt issuance has led to an improvement in corporate credit quality.  However, much of this improvement is already reflected in the prices of corporate bonds through the rapid tightening of credit spreads.  On the margin, we have continued to add to more defensive sectors like consumer staples and healthcare, where we are finding attractive valuation opportunities.  We continue to emphasize multi-national companies with strong brand franchises and worldwide competitive advantages.  Our long-term secular thesis for energy remains intact, due to the continued tight conditions in worldwide supply and demand for oil.

As in the past, we will take advantage of opportunities that show disproportionate reward relative to the level of risk.  We remain committed to our disciplined, intrinsic value investment philosophy, and we believe our approach to portfolio risk management will serve our clients well, regardless of the market environment.

Diamond Hill Capital Management, Inc. R.H. Dillon, CFA Chief Investment Officer

The views expressed are those of the portfolio manager as of December 31, 2009, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole.  These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

[1]	The referenced benchmark for the Long-Short Fund is the blended index, 50% Russell 1000 Index and 50% 3month T-bill.

The S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. Standard and Poor’s selects the companies for the index to widely represent the stock market based on market size, liquidity, and industry group representation. Indexes are unmanaged, do not incur fees, and cannot be invested in directly.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Investors should consider the investment objectives, risks, and charges and expenses of the Diamond Hill Funds carefully before investing. This and other information about the Funds is in the prospectus, which can be obtained at www.diamond-hill.com. Read the prospectus carefully before you invest. Diamond Hill Capital Management, Inc., a registered investment adviser, serves as Investment Adviser to the Diamond Hill Funds and is paid a fee for its services. The Diamond Hill Funds are distributed by BHIL Distributors, Inc. (Member FINRA), an affiliated company. Investors may obtain a copy of the current prospectus at 888-226-5595 or www.diamond-hill.com. Like all mutual funds, Diamond Hill Funds are not FDIC insured, may lose value, and have no bank guarantee.

Diamond Hill Funds Annual Report December 31, 2009	Page 3

Mission Statement, Pledge
and Fundamental Principles

Mission
The mission of Diamond Hill is to serve our clients through a disciplined intrinsic value-based approach to investing, while maintaining a long-term perspective, and aligning our interests with those of our clients.

To successfully pursue our mission, we are:

COMMITTED to the Graham-Buffett investment philosophy, with goals (over 5-year rolling periods) to outperform benchmarks and our peers, and achieve absolute returns sufficient for risk of asset class.

DRIVEN by our conviction to create lasting value for clients and shareholders.

MOTIVATED through ownership of Diamond Hill funds and company stock.

Investment Philosophy
At Diamond Hill, the investment philosophy, which is rooted in the teachings of Benjamin Graham and the methods of Warren Buffett, drives the investment process — not the opposite.

Most simply, we invest in a company when its market price is at a discount to our appraisal of the intrinsic value of the business (or at a premium for short positions).

There are four guiding principles to our investment philosophy:
♦ Treat every investment as a partial ownership interest in that company
♦ Always invest with a margin of safety to ensure the protection of capital, as well as return on capital
♦ Possess a long-term investment temperament
♦ Recognize that market price and intrinsic value tend to converge over a reasonable period of time

“Investment is most intelligent when it is most businesslike.” — BENJAMIN GRAHAM
Pledge	Consistent with our mission & investment philosophy, we pledge the following to all of our clients:

Our investment discipline is to assess the economics of the underlying business, its management, and the price that must be paid to own a piece of it.  We seek to concentrate our investments in businesses that are available at prices below intrinsic value (above intrinsic value for short positions) and are managed or controlled by trustworthy and capable people. Benjamin Graham pioneered this discipline during the 1930s and many others have practiced it with great success ever since, most notably Warren Buffett.

We will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust.

Our investment team will be comprised of people with integrity, sound experience and education, in combination with a strong work ethic and independence of thought. Especially important is that each possesses the highest level of character, business ethics and professionalism.

Page 4	Diamond Hill Funds Annual Report December 31, 2009

Our employees will enjoy a working environment that supports professional and personal growth, thereby enhancing employee satisfaction, the productivity of the firm and the experience of our clients.

“Invest With Us” means we will invest the capital you entrust to us with the same care that we invest our own capital. To this end, Diamond Hill employees and affiliates are significant investors in the same portfolios in which our clients invest and are collectively the largest shareholders in the Diamond Hill Funds. In addition, all Diamond Hill employees are subject to a Code of Ethics, which states that all personal investments must be made in a Diamond Hill fund, unless approved by our Chief Compliance Officer.

Our fundamental investment principles
Valuation

Every share of stock has an intrinsic value that is independent of its current stock market price.

At any point in time, the stock market price may be either higher or lower than intrinsic value.

Over short periods of time, as evidenced by extreme stock market volatility, the stock market price is heavily influenced by the emotions of market participants, which are far more difficult to predict than intrinsic value. While stock market prices may experience extreme fluctuations on a particular day, we believe intrinsic value is far less volatile.

Over sufficiently long periods of time, five years and longer, the stock market price tends to converge with intrinsic value.

Calculating Intrinsic Value Estimate

We believe that we can determine a reasonable approximation of that intrinsic value in some cases.

That value can be determined if we have a reasonable basis for projecting the future cash flows of a business and use an appropriate discount rate.

In estimating intrinsic value, we use an interdisciplinary approach. Not only do we perform financial modeling including discounted cash flow, private market value, and leveraged buyout analyses, we draw from other areas we believe are relevant to our investment decision-making. These include economics, statistics and probability theory, politics, psychology, and consumer behavior.

In short, we do not want to exclude from our thinking anything that can help us forecast future cash flows, our most important as well as most difficult job.

The Diamond Hill investment process continually compares market price to our estimate of intrinsic value, which is updated over time as new information arises.

Suitable Investments

We only invest in a business when the stock market price is lower than our conservative assessment of per share intrinsic value (or higher than our assessment of per share intrinsic value for short positions).

We concentrate our investments in businesses whose per share intrinsic value is likely to grow.

To achieve this, we assess the underlying economics of the businesses in which we invest and the industries and markets in which they participate. We seek to invest in businesses that possess a competitive advantage and significant growth prospects as well as outstanding managers and employees.

Diamond Hill Funds Annual Report December 31, 2009	Page 5

Every business in which we invest is “handicapped” by its price. While we would prefer to own only great businesses with superior managers, there are very few businesses that satisfy those criteria and additionally are available at attractive prices. As a result, we may invest in less attractive businesses at more than attractive prices. Depending on the price that we pay, our returns from less than ideal businesses may be even better than our returns from ideal businesses.

Risk & Return

We intend to achieve our return from both the closing of the gap between our purchase price and intrinsic value and the growth in per share intrinsic value. For short positions, a growing intrinsic value may shorten the holding period.

We define risk as the permanent loss of capital.  We manage risk by investing in companies selling at a discount (premium) to our estimate of intrinsic value, with a full understanding of the fundamental drivers of intrinsic value.  In addition, we carefully consider business risks that could impact our estimate of intrinsic value.  We regularly monitor and update our estimate of intrinsic value, adjusting for new information.  If we are successful in accurately assessing intrinsic value, we will minimize the risk of loss and increase the return potential.

Our fundamental strategic income principles
Yield

Our primary goal is to generate a yield greater than the current rate of inflation without bearing undue credit or interest rate risk. However, we cannot guarantee any specific yield.

Approach

A flexible approach allows us to invest in both investment grade and non-investment grade corporate bonds as well as in preferred securities, real estate investment trusts, master limited partnerships, and closed end funds.

We can also invest in securities issued by the U.S. government and its agencies when conditions warrant.

Total Return

We balance our income objective with a focus on total return. Over the next five years, our objective is to earn equity-like returns in the income markets with lower year-to-year volatility and more importantly, a much lower risk of permanent loss of capital.

“You simply have to behave according to what is rational than according to what is fashionable.” — WARREN BUFFETT

Page 6	Diamond Hill Funds Annual Report December 31, 2009

Special Investment Letter –

Managing Risk and What We Learned from the Crisis

With the possible exception of technology stocks around the turn of the century, the volatility we have seen in the broad stock market, and particularly in financial stocks, is unprecedented since at least the 1930s. The S&P 500 Index lost over 55% of its value from the October 2007 peak to the March 2009 trough. Over the same period, the S&P 500 Financials Index lost more than 80% of its value. Both indexes have rallied sharply from the market trough, with the broad S&P 500 Index up more than 60% from the bottom and the Financials Index gaining over 130% through December 31, 2009. These recoveries leave the indexes well short of their prior peaks, however. The S&P 500 Index would need to see an additional 40%+ gain to reach its former peak, while the S&P Financials Index would need to gain more than 160% to achieve new highs.

Our job at Diamond Hill is to manage whatever set of risks the market presents, while seeking to achieve superior returns on an absolute and relative basis over five year or longer time periods. The rest of this piece will discuss two of the most significant ways in which we attempted to manage recent market risks and opportunities, as well as some of the things we observed and learned through the downturn.

Discount Rate

An important part of the valuation process for stocks is setting the proper discount rate, or required rate of return, for each individual company. The value of any company is the sum of the discounted future cash flows. Forecasting the cash flows is the activity that generally receives the greatest attention, but the use of the proper discount rate is also a key piece of the puzzle. The discount rate represents the riskiness of the forecasted cash flows – higher risk activities require higher returns to justify an investment. Thus, the discount rate applied to the cash flows of Procter & Gamble Co. (PG) or McDonalds Corp. (MCD) should be much lower than the discount rate used for an investment in a small airline or mining company.

A company’s balance sheet is also a factor in determining the appropriate discount rate for future cash flows. A firm with high levels of cash and no debt deserves a lower discount rate, all things equal, than one in the same business with roughly the same scale but having a balance sheet with high debt levels and little cash. The latter firm may be able to meet their debt payments under most economic scenarios. However, in a sharp downturn, the lack of cash flow necessary to cover debt payments may force the company to sell off assets at a low price or issue new equity at low prices to raise funds to meet debt payments. In either case, existing investors’ equity ownership is diluted. The main point is that a weaker balance sheet, all things equal, raises the riskiness of future expected cash streams.

How did this impact Diamond Hill strategies during the recent downturn? We have always recognized the importance of setting appropriate discount rates and have always differentiated between companies with stronger and weaker balance sheets. We also focus on the longer-term risks of a business model. By focusing long-term, we avoid placing an artificially low discount rate on a cyclical business that may be achieving unsustainable near-term peak operating results. However, in this downturn we discovered that for some of our holdings, what we had considered to be conservative discount rates were not conservative enough to fully reflect the risk of dilutive capital raises and other balance sheet related moves, which reduced the future expected gains to equity holders. Some of this dilutive effect was centered on banks and other financial holdings, but it also extended to industrials, technology and several other areas of the market where the sharp downturn forced value-diluting actions in order to protect companies’ viability. After experiencing such effects for a few of our holdings, we aggressively scoured the rest of our portfolios to make sure that we were fully incorporating appropriate discount rates for all our investments. In limited cases, we adjusted our discount rates. This adjustment did not necessarily lead to a change in our investment position – in some cases it simply led to a narrower, but still ample, margin of safety. We regularly review all the variables in our intrinsic value estimates and take action when warranted by any change in our estimates or market prices.

Price Volatility vs. Investment Risk

While we felt a need to reevaluate some of our discount rates, we observed many cases where we believed that other market participants were misreading the situation based on excess fear. This fear created some extremely attractive investment opportunities, as well as some short-term price volatility. However, in our opinion, the short-term price volatility did not always correspond equally with higher levels of long-term investment risk. To illustrate the difference between short-term price volatility and long-term investment risk, let’s look at our investment in Juniper Networks, Inc. (JNPR).

Diamond Hill Funds Annual Report December 31, 2009	Page 7

Juniper Networks has a strong number two position in the router market, behind Cisco Systems, Inc. (CSCO). JNPR has achieved double-digit operating profit margins each year since 2003, excluding a goodwill impairment charge in 2006, and management has shown a strong commitment to balancing growth with cost control. As of Fall 2008, the company had built a fortress balance sheet, with $2.5 billion in cash and investments, and no debt. In comparison, JNPR’s market capitalization fell below $10 billion in October 2008 and dipped under $7 billion in March 2009.

The demand for Juniper’s products relates to consumer and corporate Internet bandwidth usage. The growth in Internet video consumption is widely forecast to continue for many years, and that growth should further accelerate as high definition video becomes a larger portion of what is viewed online. While technological advances may lead to slower demand growth for JNPR’s products versus overall bandwidth usage, in our opinion it seems unlikely that the company will fail to achieve at least a high-single-digit sales growth rate over the next 5+ years. Given JNPR’s product position and continued innovation, our view is that the company’s competitive position is unlikely to deteriorate significantly over the next 5 years.

Despite the advantages of a strong competitive position, a rock solid balance sheet and an industry with dependable longterm growth characteristics, Juniper’s stock traded down aggressively with the rest of the market. JNPR fell from the mid-high $30s in late 2007 to the mid-$20s by September 2008, eventually declining to the low teens near the 2009 market trough. We initiated positions in multiple Diamond Hill strategies, as this quality company with favorable growth characteristics traded down to a level where we felt it was selling at a sizable discount to our estimate of intrinsic value.

When we made these purchases, we were aware that the fear of continued economic decline might further depress the price, and it did. Fortunately, realization of this risk also presented an opportunity for us to enhance our returns by adding to the position at even better prices. For example, we bought more shares in the Small-Mid Cap Fund after the price dropped 10% from our original purchase and again after the price dropped another 10%.

In this case, our views were eventually endorsed by the market. JNPR rallied strongly as the market rose, and we sold our shares in May 2009 when the price reached our intrinsic value estimate. We earned 35%-75% holding period returns on our purchases of JNPR. The stock now trades modestly above the levels at which we sold our positions, while our estimate of intrinsic value is little changed.

Managing Portfolio Risk

One lesson from the downturn is to take advantage of especially attractive opportunities on the infrequent occasions when they present themselves. In our view, these opportunities often arise due to investors mistaking short-term volatility for true investment risk. The former is driven by emotion and in some cases has little relation to the underlying value of companies, which equals the sum of discounted cash flows those companies will produce over time. At Diamond Hill, we define risk as the permanent loss of capital. Although future events could prove us wrong, we believe that Juniper Networks was one of numerous investment opportunities that the market presented during the downturn entailing significantly greater likelihood of short-term price volatility than true long-term investment risk. Unfortunately, we are finding fewer of these high-reward, low-risk opportunities in the current market environment.

A major part of our job at Diamond Hill is managing portfolio risk. We pay close attention to business and balance sheet risk to set appropriate discount rates for the companies we invest in, and we will continue to take advantage of opportunities that show disproportionate rewards relative to the level of risk. This approach has served our clients well in both up and down markets. We remain committed to our disciplined, intrinsic value investment philosophy, and we believe that our approach to portfolio risk management will serve our clients well in future market environments. We thank you for your continuing support and confidence.

Diamond Hill Investments Christopher A. Welch, CFA Portfolio Manager

Page 8	Diamond Hill Funds Annual Report December 31, 2009

The views expressed are those of the portfolio manager as of December 31, 2009, are subject to change, and may differ from the views of other portfolio managers of the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Standard and Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Standard and Poor’s 500 Financials Index is a capitalization-weighted index, with 79 members.

Mentioned Securities and Respective Weights in the Diamond Hill Funds as of 12/31/09:

	Small Cap Fund	Small-Mid Cap Fund	Large Cap Fund	Select Fund	Long-Short Fund	Financial Long-Short Fund	Strategic Income Fund
CSCO	0.0%	0.0%	2.0%	2.5%	2.3%	0.0%	0.0%
JNPR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
MCD	0.0%	0.0%	1.9%	2.5%	2.0%	0.0%	0.0%
PG	0.0%	0.0%	3.0%	3.0%	3.1%	0.0%	0.0%

Investors should consider the investment objectives, risks, and charges and expenses of the Diamond Hill Funds carefully before investing. This and other information about the Funds is in the prospectus, which can be obtained at www.diamond-hill.com. Read the prospectus carefully before you invest. Diamond Hill Capital Management, Inc., a registered investment adviser, serves as Investment Adviser to the Diamond Hill Funds and is paid a fee for its services. The Diamond Hill Funds are distributed by BHIL Distributors, Inc. (Member FINRA), an affiliated company. Investors may obtain a copy of the current prospectus at 888-226-5595 or www.diamond-hill.com. Like all mutual funds, Diamond Hill Funds are not FDIC insured, may lose value, and have no bank guarantee.

Diamond Hill Funds Annual Report December 31, 2009	Page 9

Diamond Hill Small Cap Fund

Performance Update

Average Annual Total Returns as of December 31, 2009
	One Year	Five Years	Since Inception (12/29/00)	Expense Ratio*
PERFORMANCE AT NAV without sales charges
Class A Shares	28.92%	2.10%	10.61%	1.41%
Class C Shares	27.99%	1.33%	9.78%	2.16%
Class I Shares	29.43%	2.48%	10.84%	1.02%
BENCHMARK
Russell 2000 Index	27.17%	0.51%	4.26%
PERFORMANCE AT POP includes sales charges
Class A Shares	22.47%	1.05%	9.98%
Class C Shares	26.99%	1.33%	9.78%
Historical performance for Class C shares and Class I shares prior to their inception is based on the performance of Class A shares. Class C and Class I performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

*Reflects the expense ratio as reported in the Summary Prospectus as amended October 1, 2009.

Portfolio Commentary

The Diamond Hill Small Cap Fund (Class A, without sales charge) returned 28.92% in 2009. This figure compares to a 27.17% return for the benchmark Russell 2000 Index. For the 5-year period ended 12/31/09, the Fund’s return was 2.10%, annually, while the Russell 2000 Index returned 0.51%, annually, over the same period. Since-inception on 12/29/00, the Fund has returned 10.61%, annualized, compared to 4.26% for the Russell 2000 Index. While we are pleased with both the absolute and relative performance of the Fund since inception, we recognize that the strong performance in the first five years is responsible for attaining the satisfactory absolute result. While the past five years have been disappointing on an absolute basis, we are pleased to have outperformed on a relative basis both during the major downturn in 2008, as well as the strong recovery of 2009.

During the year, holdings in the energy sector were the largest positive contributor to performance.  Oil prices rebounded sharply after the steep decline that began in the middle of 2008, while natural gas ended the year slightly lower than it began, but the average price in 2009 was considerably lower than in 2008.  Cimarex Energy Co. nearly doubled on the year and ended the year as the largest equity position in the Fund.  Despite the natural gas price headwind, the company looks positioned for production growth from the Cana shale and has also benefitted from high natural gas liquids content, which are priced more in line with oil and currently allow more attractive well economics.  Encore Acquisition Co., which has agreed to merge with Denbury Resources Inc., and Whiting Petroleum Corp. both benefitted from higher oil prices as they are in the early stages of developing their acreage in the Bakken through horizontal drilling.  Berry Petroleum Co. nearly tripled on the year after being severely pressured in 2008. The company has diversified from its California heavy-oil roots, yet still remains leveraged to oil prices given its relatively high fixed cost structure.  Also, because many of Berry’s cost are driven by natural gas prices, it benefits when the oil to gas spread is wide as in 2009.  Southwestern Energy Co. continues to exhibit very high production growth, as it continues to focus on the Fayetteville shale.  Finally, during the course of the year, we sold two oil service holdings, Helmerich & Payne, Inc. and Lufkin Industries, Inc. after large increases in their respective stock prices.

Page 10	Diamond Hill Funds Annual Report December 31, 2009

For the year, the largest positive portfolio repositioning was the increase in the insurance holdings and the decrease in bank holdings within the financial sector.  Assured Guaranty Ltd. and XL Capital Ltd. were both large successes, while the majority of our former small cap bank holdings have not recovered substantially, as have many of the larger cap banks and stocks of companies in other sectors that were under extreme distress in 2008 and early 2009.  Financials are now the largest sector in the Fund.  Banks were the largest detractors from performance in 2009 with First State Bancorp (New Mexico), Hanmi Financial Corp., Banner Corp., UCBH Holdings, Inc., and Imperial Capital Bancorp, Inc., all suffering losses before their sales.  In addition, Huntington Bancshares, Inc., which we continue to hold, also was a large negative contributor.

While we held considerably less companies in the information technology, health care, and industrials sectors, when compared to the Russell 2000 Index, those we did own performed generally in line or better.  Notable successes include BE Aerospace, Inc., KLA-Tencor Corp., Apogee Enterprises, Inc., Waters Corp., InVentiv Health, Inc., and Lifepoint Hospitals, Inc.  Notable laggards included KHD Humboldt Wedag International Ltd., Res-Care, Inc., The Brink’s Company, and Lincoln Electric Holdings Inc.

The largest negative portfolio repositioning was the premature sales of several consumer cyclical and one basic materials company that have recovered substantially, as the economy has regained more solid footing.  These include American Greetings Corp., Penske Auto Group, Inc., Black&Decker Corp. (which has agreed to merge with Stanley Works), and Charming Shoppes, Inc. on the consumer side and Century Aluminum Co. on the materials side.  As a result, we underperformed in our stock selection in those two sectors by a wide margin.

We will continue to balance risk and reward in our appraisal of individual company values and appreciate your ongoing support and look forward to continuing to work with you in the coming years.

Thomas P. Schindler, CFA	Christopher M. Bingaman, CFA	Christopher A. Welch, CFA
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

Diamond Hill Funds Annual Report December 31, 2009	Page 11

Growth of $10,000

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Small Cap Fund - Class A(A) and the Russell 2000 Index.

(A)
The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.

(C)	Class A shares commenced operations on December 29, 2000.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 2000 Index (“Index”). The Index is an unmanaged capitalization weighted index which measures the performance of the 2,000 smallest companies based on total market capitalization. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

Tabular Presentation of Schedule of Investments

The table below provides the Small Cap Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund’s investments.

Sector Allocation	% of Net Assets
Consumer Discretionary	8%
Consumer Staples	11%
Energy	13%
Financial	20%
Health Care	7%
Industrial	10%
Information Technology	7%
Utilities	5%
Cash and Cash Equivalents	19%
100%

The sector allocations are as of 12/31/09 and are subject to change.

Page 12	Diamond Hill Funds Annual Report December 31, 2009

Diamond Hill Small-Mid Cap Fund

Performance Update

Average Annual Total Returns as of December 31, 2009
	One Year	Since Inception (12/31/05)	Expense Ratio*
PERFORMANCE AT NAV without sales charges
Class A Shares	40.77%	1.76%	1.36%
Class C Shares	39.86%	1.04%	2.11%
Class I Shares	41.36%	2.15%	0.97%
BENCHMARK
Russell 2500 Index	34.39%	0.01%
PERFORMANCE AT POP includes sales charges
Class A Shares	33.77%	0.45%
Class C Shares	38.86%	1.04%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

*Reflects the expense ratio as reported in the Summary Prospectus as amended October 1, 2009.

Portfolio Commentary

The Diamond Hill Small-Mid Cap Fund (Class A, without sales charge) returned 40.77% in 2009.  This figure compares to a 34.39% return for the benchmark Russell 2500 Index.  For the four-year period since inception on 12/31/05, the Fund’s return was 1.76%, annually, while the Russell 2500 Index returned 0.01% over the same period.  The since-inception performance is disappointing on an absolute basis, though we are pleased to have outperformed on a relative basis both during the major downturn in 2008, as well as the strong recovery of 2009.

Entering the year, we felt there was a unique opportunity in a number of formerly large cap stocks that had fallen into the mid cap market capitalization range during the downturn.  Retrospective evidence of such opportunity is offered by the significant outperformance of the Russell 2500 Index (Small-Mid Cap) over the Russell indexes covering large cap and small cap stocks, despite meaningful overlap in holdings in those indexes.  Our investments from fall 2008 through early 2009 in a number of these situations, such as Juniper Networks, Inc., Prudential Financial, Inc. and Freeport McMoran Copper & Gold, Inc., contributed significant benefits to portfolio performance.

From a sector perspective, all economic sectors contributed positive absolute performance during 2009.  The energy sector offered the highest contribution to performance, led by Cimarex Energy Co., Noble Energy, Inc. and Encore Acquisition Co., which announced late in the year that it agreed to be acquired by Denbury Resources, Inc.  That acquisition is expected to be completed in early 2010.

With regard to individual securities, a group of insurance stocks including XL Capital Ltd., Prudential Financial, Inc. and Assured Guaranty Ltd. were significant gainers.  SunTrust Banks, Inc. also was a leading contributor in 2009.  A number of technology stocks also generated strong gains, including KLA-Tencor Corp., Alliance Data Systems Corp. and Juniper Networks, Inc.  On the negative side, the three largest detractors from performance were all banks: Huntington Bancshares, Inc., Synovus Financial Corp. and UCBH Holdings, Inc.

Diamond Hill Funds Annual Report December 31, 2009	Page 13

In our 2008 Portfolio Commentary, we wrote the following:

Generally speaking, the portfolio had a fairly high exposure to economically sensitive sectors and companies at year-end.  This is not because we are predicting an economic “recovery” in the next 6-12 months; in fact, it is a near certainty that economic news will continue to be weak for some time.  However, many stocks in these sectors appear to be discounting not only a recessionary environment, but even near depression-type of economic activity levels.  This remains a possibility, but there are some early signs that the government’s efforts to stabilize the financial system are beginning to work – namely, certain key credit spreads have begun to meaningfully shrink in recent weeks.  Furthermore, the continuing government commitment to avoiding an economic collapse suggests that a forecast of that level of weakness is likely not the most probable outcome.  In any event, we feel that the individual companies we own in the portfolio are positioned and priced to deliver attractive returns over the next 5 years, and we will continue to carefully assess the risk levels we are incurring in pursuit of strong returns.

While the economic outlook has improved modestly over the past 12 months, the reaction of stock prices has been dramatic.  Returns that we thought might take 5 years to realize occurred, in many cases, over the course of a few months.  The “fear discount” that was being applied to many economically sensitive companies a year ago no longer appears to be in place.  As such, we sold a number of our more cyclical holdings during the year as prices reached our intrinsic value estimates.  In general, we found better margins of safety in higher quality companies as the year progressed, with an emphasis on opportunities in the health care and consumer staples sectors.  The portfolio cash level also rose from 8% at year-end 2008 to 18% at year-end 2009.  We will continue to balance risk and reward in our appraisal of individual company values.

We appreciate your ongoing support and look forward to continuing to work with you in the coming years.

Christopher A. Welch, CFA	Christopher M. Bingaman, CFA	Thomas P. Schindler, CFA Portfolio
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

Page 14	Diamond Hill Funds Annual Report December 31, 2009

Growth of $10,000

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Small-Mid Cap Fund - Class A(A) and the Russell 2500 Index.

(A)
The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The total return shown above is adjusted for maximum applicable sales charge of 5.00%.
(C)	Class A shares commenced operations on December 31, 2005.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 2500 Index (“Index”). The Index is an unmanaged capitalization weighted index which measures the performance of the 2,500 smallest companies based on total market capitalization. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

Tabular Presentation of Schedule of Investments

The table below provides the Small-Mid Cap Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund’s investments.

Sector Allocation	% of Net Assets
Consumer Discretionary	8%
Consumer Staples	11%
Energy	17%
Financial	17%
Health Care	8%
Industrial	11%
Information Technology	5%
Utilities	6%
Cash and Cash Equivalents	17%
100%

The sector allocations are as of 12/31/09 and are subject to change.

Diamond Hill Funds Annual Report December 31, 2009	Page 15

Diamond Hill Large Cap Fund

Performance Update

Average Annual Total Returns as of December 31, 2009
	One Year	Five Years	Since Inception (6/29/01)	Expense Ratio*
PERFORMANCE AT NAV without sales charges
Class A Shares	30.21%	3.89%	5.23%	1.20%
Class C Shares	29.34%	3.09%	4.41%	1.95%
Class I Shares	30.71%	4.29%	5.47%	0.81%
BENCHMARK
Russell 1000 Index	28.43%	0.79%	1.23%
PERFORMANCE AT POP includes sales charges
Class A Shares	23.72%	2.82%	4.60%
Class C Shares	28.34%	3.09%	4.41%
Historical performance for Class C shares and Class I shares prior to their inception is based on the performance of Class A shares. Class C and Class I performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

* Reflects the expense ratio as reported in the Summary Prospectus as amended October 1, 2009.

Portfolio Commentary

The Diamond Hill Large Cap Fund (Class A, without sales charge) returned 30.21% in 2009 compared to 28.43% for the Russell 1000 index.   This year was certainly a relief after awful market returns in 2008, and I am glad to have outperformed in this market recovery.   The Fund was down well over 20% during the market lows of March 2009, and the performance during the recovery was gratifying.  The first quarter of 2009, coming as it did after a difficult 2008, was the most demanding period of my 27-year career.  I am certainly glad that piece of market history is now behind us.  Nevertheless, this decade is unique in providing ten years of negative returns in the broad market indexes.  Much of this was a function of severely overvalued markets at the beginning of the decade.   When taking a much longer-term perspective, equities have still provided a good long-term return to shareholders.  It is this long-term perspective where our focus remains and where we encourage our shareholders to focus as well.

Our energy holdings continued to represent the largest area of investment in the portfolio for much of the year.  We focused on this area of investment over five years ago and continue to feel there are good long-term opportunities available in this sector.  Our focus has been on the North American exploration and production companies, as they provide the best combination of attractive assets and good valuation.  Exxon Mobil Corp. apparently agrees, as they recently bid to acquire XTO Energy, Inc., one of the holdings in the portfolio and solid contributor to portfolio performance.  However, Anadarko Petroleum Corp. was an even greater contributor as it was a large holding in the Fund and appreciated over 60%.  Large holdings like Apache Corporation and Occidental Petroleum Corp. were also up over 35% and contributed to the Fund’s performance.

Health care is now approaching 20% of the portfolio and was an important contributor in 2009 as well.  Medtronic, Inc., a depressed company with good growth prospects, appreciated nearly 40%, and at year-end, it was the largest health care holding.  However, Schering-Plough Corp. was clearly the biggest contributor to performance, as it benefited from the acquisition by Merck & Co.    As a result of the merger, we swapped into the shares of Merck & Co., due to the benefits of combining the two large pharmaceutical companies.  Pfizer, Inc. was also a large holding, and it should benefit from the acquisition of Wyeth Pharmaceuticals, Inc.  These two merged pharmaceutical companies should benefit from the opportunity to remove considerable costs from their business, while continuing to grow their revenues.   Health care appears to provide an area of attractive value in the equity markets, as investors shun this controversial but relatively stable industry for companies with greater cyclical recovery opportunity.

Page 16	Diamond Hill Funds Annual Report December 31, 2009

Some of our technology holdings provided strong performance for the portfolio, but as they appreciated to our price targets, they were eliminated.  Stocks like Juniper Networks, Inc. and Texas Instruments, Inc. were up over 35% but were sold when their price reached our estimates of intrinsic value.  Both these companies are strong competitors in attractive markets, and I would like to own these stocks again in the future, if they can be purchased at attractive prices.

Huntington Bancshares, Inc. and Synovus Financial Corp. were by far the worst performers, and they were eliminated from the portfolio after declines of 86% and 65%, respectively.  However, the proceeds from these sales were used to purchase SunTrust Banks, Inc., which was the biggest winner in the portfolio.  The swap ended up being successful, as the recovery in SunTrust Banks, Inc. exceeded the recovery in the bank stocks we sold.

Other disappointing holdings in the portfolio were our investments in the paper industry.  Shares of International Paper Co. and Domtar Corp. were sold early in the year with losses of 45% and 51%.  Our concerns about secular weakness in the paper industry were overwhelmed by near-term cyclical recovery opportunities.  However, the pressure on the industry remains, and I do not foresee returning to these investments.

As of the end of 2009, I am concluding my seventh full year of managing the Diamond Hill Large Cap Fund.  Of any period in the 27 years I have spent in the investment business, the period of 2008-2009 has been the most difficult for owners of U.S. equities.  Thank you for your continued support.

Charles S. Bath, CFA	Bill C. Dierker, CFA	Christopher A. Welch, CFA
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

Diamond Hill Funds Annual Report December 31, 2009	Page 17

Growth of $10,000

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Large Cap Fund - Class A(A) and the Russell 1000 Index.

(A)
The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on thedifference in loads and fees paid by shareholders in the different classes.

(B)	The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.

(C)	Class A shares commenced operations on June 29, 2001.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 1000 Index (“Index”). The Index is an unmanaged capitalization weighted index which measures the performance of the 1,000 largest companies based on total market capitalization. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

Tabular Presentation of Schedule of Investments

The table below provides the Large Cap Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund’s investments.

Sector Allocation	% of Net Assets
Consumer Discretionary	2%
Consumer Staples	15%
Energy	19%
Financial	14%
Health Care	19%
Industrial	14%
Information Technology	9%
Utilities	2%
Cash and Cash Equivalents	6%
100%

The sector allocations are as of 12/31/09 and are subject to change.

Page 18	Diamond Hill Funds Annual Report December 31, 2009

Diamond Hill Select Fund

Performance Update

Average Annual Total Returns as of December 31, 2009
	One Year	Since Inception (12/31/05)	Expense Ratio*
PERFORMANCE AT NAV without sales charges
Class A Shares	32.26%	1.68%	1.31%
Class C Shares	31.86%	0.97%	2.06%
Class I Shares	33.63%	2.08%	0.92%
BENCHMARK
Russell 3000 Index	28.34%	(0.53%)
PERFORMANCE AT POP includes sales charges
Class A Shares	25.63%	0.38%
Class C Shares	30.86%	0.97%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

*Reflects the expense ratio as reported in the Summary Prospectus as amended October 1, 2009.

Portfolio Commentary

What a difference a year makes! This time last year, we were bemoaning the extreme risk aversion by investors. Remember when people were buying Treasury Bills at a premium, locking in negative returns as a result? “Return of Capital” was more important than “Return on Capital.” In 2008, the top five Benchmarks in terms of total return were:

	2008 Return	2009 Return
Barclays Capital LT Treasuries	25.06%	13.10%
Barclays Capital Global LT Treasuries	12.97%	2.19%
Barclays Capital U.S. Aggregate Bonds	5.24%	5.93%
Gold Futures	4.82%	23.97%
Three-month T-Bills	1.46%	0.16%

In 2009, the top five Benchmarks in terms of total return were:

	2008 Return	2009 Return
MSCI Emerging Markets	(45.92%)	62.29%
Barclays Capital High Yield Bonds	(26.16%)	58.21%
S&P/GSCI Commodity Index	(42.80%)	50.30%
Russell Mid-Cap Growth	(44.32%)	46.31%
NASDAQ Composite	(40.54%)	43.89%

Many who focused on “Return of Capital” missed out on the “Return on Capital.”  As of December 23, 2009, net inflows to bond mutual funds for the year totaled $335.9 billion.  During the same period, net inflows to U.S. focused open end mutual funds totaled a negative $23.7 billion.

Diamond Hill Funds Annual Report December 31, 2009	Page 19

For most of the first quarter of 2009, this conservatism seemed to be the smart choice. For example, from the end of 2008 to March 9, 2009, the Diamond Hill Select Fund had a total return of (24.6%). Although we didn’t know it at the time, March 9th would prove to be the low point of the year. From March 9 to the end of 2009, the Select Fund had a total return of 75.5%. For the full year of 2009, the Select Fund has a total return of 32.26% (Class A, without sales charge) compared to a 28.34% return for the benchmark Russell 3000 Index. Longer-term performance vs. benchmark and peers is solid, but the absolute returns still lag behind our objectives. It is safe to say that over the past ten years, investors were not compensated for the risks that they took.

Looking at the drivers of performance for the Select Fund in 2009, it was a mixed bag of names. The top five contributors to the absolute return of the Select Fund were Hanesbrands, Inc., Freeport-McMoran Copper and Gold, Inc., Schering Plough, Corp., SunTrust Banks, Inc., and Anadarko Petroleum Corp.

On the negative side, the top five detractors from the absolute return of the Select Fund were Huntington Bancshares, Inc., Synovus Financial Corp., International Paper Co., Avery Dennison Corp., and Domtar Corp.

In terms of sectors, I would highlight four sectors and their contribution (or lack thereof) to our performance relative to the Russell 3000 Index.  The energy sector was our largest source of outperformance relative to the Russell 3000.  We were overweight energy throughout the year, and our stock selection added considerable value as well.  Similar to energy, we were overweight the industrial sector throughout 2009, and our stock selections added value.  In the health care sector, our performance benefitted from our overweight of the sector, as well as our stock selection.  Finally, while all of our holdings in the technology sector were strong contributors to the return of the Select Fund, our holdings underperformed the Index holdings. The fact that we were underweight in the best performing sector in the Russell 3000 did not help our performance.

Last year, I talked about the “importance of being confident in the long-term growth of the U.S. economy and the normal functioning of the capital markets.” Our long-term oriented investment philosophy served us well, as we navigated the 2008-2009 market challenges. I expect that this philosophy will serve us well, as we confront the challenges that future markets will undoubtedly pose.  As fellow shareholders in the Select Fund, we are committed to act in your best interests.

William C. Dierker, CFA	Charles S. Bath, CFA	Christopher A. Welch, CFA
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

Page 20	Diamond Hill Funds Annual Report December 31, 2009

Growth of $10,000

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Select Fund - Class A(A) and the Russell 3000 Index.

(A)
The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The total return shown above is adjusted for maximum applicable sales charge of 5.00%.

(C)	Class A shares commenced operations on December 31, 2005.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 3000 Index (“Index”). The Index is an unmanaged capitalization weighted index which measures the performance of the 3,000 largest companies based on total market capitalization. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

Tabular Presentation of Schedule of Investments

The table below provides the Select Fund’s sector allocation.  We hope it will be useful to shareholders as it summarizes key information about the Fund’s investments.

Sector Allocation	% of Net Assets
Consumer Discretionary	3%
Consumer Staples	14%
Energy	17%
Financial	12%
Health Care	21%
Industrial	12%
Information Technology	9%
Utilities	2%
Cash and Cash Equivalents	10%
100%

The sector allocations are as of 12/31/09 and are subject to change.

Diamond Hill Funds Annual Report December 31, 2009	Page 21

Diamond Hill Long-Short Fund

Performance Update

Average Annual Total Returns as of December 31, 2009
	One Year	Five Years	Since Inception (6/30/00)	Expense Ratio*
PERFORMANCE AT NAV without sales charges
Class A Shares	17.93%	5.69%	6.63%	1.68%
Class C Shares	17.02%	4.89%	5.82%	2.43%
Class I Shares	18.39%	6.11%	6.86%	1.29%
BENCHMARK
Russell 1000 Index	28.43%	0.79%	(0.60%)
50% Russell 1000 Index / 50% Citi 3 Month T-Bill	14.14%	2.18%	1.39%
PERFORMANCE AT POP includes sales charges
Class A Shares	12.02%	4.61%	6.05%
Class C Shares	16.02%	4.89%	5.82%
Historical performance for Class C shares and Class I shares prior to their inception is based on the performance of Class A shares. Class C and Class I performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

*Reflects the expense ratio as reported in the Summary Prospectus as amended October 1, 2009.

Portfolio Commentary

The Diamond Hill Long-Short Fund (Class A, without sales charge) returned 17.93% in 2009 compared to 28.43% for the Russell 1000 and 10.46% for the Morningstar Long-Short category average.   This year was marked by an awful first quarter decline, as the market reached its yearly low in the first quarter.  The subsequent rally was gratifying, as 2009 became a strong recovery year following the disastrous market of 2008.  The portfolio performed well in 2009 but clearly lagged the rapidly rising equity markets in the last three quarters of the year.  This is typical of a long-short fund and should be expected in rapidly rising markets.  The short positions provided a drag on performance, making it difficult for the portfolio to appreciate in line with a strong market.  However, we are very happy with the long-term performance of the Fund, as it has meaningfully outperformed its benchmarks over longer time periods.

The long portion of the portfolio was dominated by the energy sector in 2009. This sector was the largest weight for most of the year, and many of the biggest contributors to the performance on the long side of the portfolio were in this sector.  Anadarko Petroleum Corp. was the strongest contributor, as it appreciated more than 60%.  Apache Corp. was the largest long equity position for much of the year, and it was up over 35%.  Many of the characteristics which made this group so attractive for the past several years, including good valuation and growth opportunities, remain.  Therefore, at year-end it was one of the largest sector weights in the long portfolio.

Health care was our other large sector weight at year-end.  It was nearly 20% of the portfolio and along with energy, was our largest sector weight.  Valuations in this sector became depressed, as investors worried about health care reform and abandoned the sector for investments with more cyclical recovery opportunity.  Medtronic, Inc., a depressed company with good growth prospects, appreciated nearly 40% and was our largest health care holding at year-end.  However, Schering-Plough Corp. was the biggest contributor to performance, as it appreciated more than 70% subsequent to the merger with Merck & Co.  As a result of the merger, we swapped into the shares of Merck & Co., due to the benefits of combining the two large pharmaceutical companies.   Pfizer, Inc. was also a large holding, and it should benefit from the merger with Wyeth Pharmaceuticals, Inc.  These two merged pharmaceutical companies should benefit from the opportunity to remove costs from their business, while continuing to grow their revenues.

Page 22	Diamond Hill Funds Annual Report December 31, 2009

Some of our technology holdings provided strong performance for the portfolio, but as they appreciated to our price targets, they were eliminated.   Stocks like Juniper Networks, Inc. and Texas Instruments, Inc. were up over 35% but were sold, because their prices reached our estimates of intrinsic value.  Overall, technology stocks did well for the Fund, but our underweight position in the sector hurt the long portion of the portfolio.

While the long portion of the portfolio did well, there were still some disappointments.  Domtar Corp. and International Paper Co. were down 51% and 45%, respectively, when they were sold early in the year.  Our concerns about secular weakness in the paper industry were overwhelmed by near-term cyclical recovery opportunities.   However, the pressure on the industry remains, and we continue to monitor these names in case they become attractive short opportunities.

For the most part, the short portion of the portfolio was a drag on performance.  However, a couple of meaningful successes were our positions in the for-profit education market.  Apollo Group, Inc. and Corinthian Colleges, Inc. were meaningful contributors, as both declined more than 20%, before the positions were closed out.  There were a few other minor successes, but most short positions were meaningful drags on the portfolio.  Royal Caribbean Cruises Ltd. and Amazon, Inc. were the biggest negative contributors from the consumer portion of the portfolio.  Amazon more than doubled for the year, but we have maintained the short position, as increasing levels of competition should pressure the valuation of the shares.  We are also maintaining the Royal Caribbean Cruises Ltd. position, as increased capacity in the industry should bring renewed pressure to profitability.  However, our worst short position for the year was Dow Chemical Co.  This was a large short position, due to our skepticism regarding the Rohm & Haas Co. acquisition.  We remain skeptical, but the stock has appreciated over 70% in the hope of a strong cyclical earnings recovery.  The stock remained a meaningful short position at year-end.

As of the end of 2009, we have concluded a very painful decade for the equities market.  Returns for most major indexes in the decade ending in 2009 were negative.  However, when using a much longer time frame, equity returns are still quite attractive.   During this difficult decade, we appreciate the faith shareholders have placed in Diamond Hill.  We thank you for your continued support.

R.H. Dillon, CFA	Charles S. Bath, CFA	Christopher M. Bingaman, CFA
Portfolio Co-Manger	Portfolio Co-Manager	Assistant Portfolio Manager

Diamond Hill Funds Annual Report December 31, 2009	Page 23

Growth of $10,000

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Long-Short Fund - Class A(A), the Russell 1000 Index and the Blended Index (50% Russell 1000 Index and 50% 3mth T-bill).

(A)
The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.

(C)	Class A shares commenced operations on June 30, 2000.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 1000 Index (“Index”). The Index is an unmanaged capitalization weighted index which measures the performance of the 1,000 largest companies based on total market capitalization. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

Tabular Presentation of Schedule of Investments

The table below provides the Long-Short Fund’s sector allocation.  We hope it will be useful to shareholders as it summarizes key information about the Fund’s investments.

	% of Long	% of Net
Sector Allocation	Portfolio	Assets
Long Portfolio
Consumer Discretionary	2%	2%
Consumer Staples	13%	13%
Energy	19%	20%
Financial	10%	11%
Health Care	18%	20%
Industrial	13%	14%
Information Technology	9%	9%
Utilities	2%	3%
Cash & Cash Equivalents	14%	8%
	100%

	% of Short	% of Net
Sector Allocation	Portfolio	Assets
Short Portfolio
Consumer Discretionary	44%	-16%
Consumer Staples	13%	-5%
Finance	2%	-1%
Health Care	16%	-6%
Industrial	5%	-2%
Information Technology	6%	-2%
Materials	6%	-2%
Telecommunication Services	1%	0%
Exchange Traded Funds	7%	-2%
	100%
Other
Segregated Cash with Brokers		36%
		100%

The sector allocations are as of 12/31/09 and are subject to change.

Page 24	Diamond Hill Funds Annual Report December 31, 2009

Diamond Hill Financial Long-Short Fund

Performance Update

Average Annual Total Returns as of December 31, 2009

	One Year	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV without sales charges
Class A Shares	24.73%	(7.86%)	5.54%	1.89%
Class C Shares	23.81%	(8.59%)	4.81%	2.64%
Class I Shares	25.31%	(7.61%)	5.68%	1.50%
BENCHMARK
S&P 1500 SuperComposite Financials Index	15.46%	(10.58%)	(2.04%)
PERFORMANCE AT POP includes sales charges
Class A Shares	18.44%	(8.81%)	5.00%
Class C Shares	22.81%	(8.59%)	4.81%

Historical performance for Class I shares prior to its inception is based on the performance of Class A shares. Class I performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

* Reflects the expense ratio as reported in the Summary Prospectus as amended December 31, 2009.

Portfolio Commentary

Along with the overall domestic equity markets, 2009 was a strong year for the Diamond Hill Financial Long-Short Fund. The portfolio produced a 24.73% total return (class A, without sales charge), as it benefited from a heavy long bias, which was maintained throughout the year. The Fund’s primary benchmark (the S&P1500 SuperComposite Financials Index) posted a total return of 15.46% which lagged the broader U.S. equity indices once again. The past year marked the third consecutive year the overall financial sector trailed the market and the sixth straight year of relative underperformance for the BKX (the KBW Bank Index), including three straight calendar years of negative total returns.

It often follows that after lengthy periods of poor returns, the stage is set for much brighter days, and we do believe this is the case once again for many financial services companies. While many key industries within the sector continue to struggle with the headwinds from the credit and economic crises experienced over the past couple of years, the overall environment appears to be improving at a steady pace. First and foremost, capital levels in the banking industry have increased dramatically over the past year, and the private sector continues to provide large amounts of new common equity capital allowing for the repayment of TARP obligations, as well as the improvement of the industry’s capital mix. In addition, while new regulatory guidelines on capital levels (at least for the banks) are likely during 2010, these new rules are not likely to be more burdensome than many investors already fear and should also help increase investor confidence in the health and stability of the overall industry. On the credit front, loan losses and securities impairments continue, however, a tremendous amount of reserve building and/or write downs have now taken place. Therefore the prospective headwind is likely to be much less of a burden and could actually turn into a tailwind, if indeed net charge-offs peak and begin to improve during 2010. Finally, the significantly healthier state of the equity and credit markets in general is also quite beneficial to nearly the entire sector - from both a general business as well as a capital cost perspective.

Diamond Hill Funds Annual Report December 31, 2009	Page 25

As we wrote last year, we value stocks using a long-term horizon and a bias toward estimating normalized earnings. Once again, combining these traits leads us to continue to have a heavy long bias in the portfolio. In particular, we continued to hold investments in companies which we believe have been able to substantially improve their competitive position during the current economic /credit cycle. Examples in the larger end of the market cap spectrum would be two long-time holdings – Wells Fargo & Co. and U.S. Bancorp – as well as JPMorgan Chase & Co. and PNC Financial Services Group. We also added to smaller cap banks and thrifts that we believe are similarly positioned to succeed. Most of these organizations have been the beneficiaries of forced mergers and/or FDIC assisted transactions and should be well positioned coming out of the recession. In addition, we continued to find value in a number of insurance companies – Assured Guaranty Ltd., Travelers Cos., Inc., Prudential Financial, Inc. and Old Republic International Corp. are all top ten holdings -where the credit pressures of the cycle were felt very early, due to their investments in real estate related assets (primarily securities). These insurance industry participants have weathered the storm and now display relatively sound balance sheets and strong capital levels and are positioned to add profitable market share in their respective business lines.  Finally, we are now relatively less optimistic about the asset management and investment banking/brokerage industries as the overall equity market and activity levels have already rallied sharply from a year ago and valuations are more reflective of the improvement in fundamentals.  Regarding M&A activity within the sector, we do not expect a pick-up in deal activity in the very near-term; however continued consolidation within many areas of the sector is likely given opportunities for significant efficiency gains.

As in the past, we continue to believe shareholders in the Fund will benefit from a relatively concentrated portfolio. Also, as most of you are aware, we continue to manage the Fund as a long-short portfolio and will continue to do so for the foreseeable future. We do not intend to do this as a ‘hedge’ to mitigate our long exposure/volatility, but instead as a way to enhance our performance over time. Our short exposure will typically be much smaller than the long side, and therefore, we will have both fewer and smaller positions. Finally, we continually strive to maintain our disciplined process of evaluating both the fundamentals and valuations of our current and prospective investments.

We would like to thank our shareholders for their continued support of the Fund.

Christopher M. Bingaman, CFA	Austin Hawley, CFA	John Loesch, CFA
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

Page 26	Diamond Hill Funds Annual Report December 31, 2009

Growth of $10,000

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Financial Long-Short Fund - Class A(A), the S&P 1500 SuperComposite Financial Index.

(A)
The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10, 000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the S&P 1500 Supercomposite Index(“Index” ). The Index is an unmanaged capitalizations weighted index which measures the performance of the 1,500 U.S. companies that comprise the S&P 400, S&P 500, and S&P600 Indexes. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

Tabular Presentation of Schedule of Investments

The table below provides the Financial Long-Short Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund’s investments.

	% of Long	% of Net
Sector Allocation	Portfolio	Assets
Long Portfolio
Common Stocks:
Asset Management	1%	1%
Banking Services	24%	28%
Capital Markets	4%	5%
Financial Services	8%	10%
Insurance	26%	30%
Other Financials	1%	1%
REITs and Real Estate Management	3%	4%
Corporate Bonds:
Banking Services	3%	3%
Preferred Stocks:
Banking Services	8%	8%
Financial Services	2%	2%
REITs and Real Estate Management	2%	2%
Cash and Cash Equivalents	18%	8%
	100%

	% of Short	% of Net
Sector Allocation	Portfolio	Assets
Short Portfolio
Banking Services	92%	-7%
Capital Markets	8%	-1%
	100%
Other
Segregated Cash with Brokers		6%
		100%

The sector allocations are as of 12/31/09 and are subject to change.

Diamond Hill Funds Annual Report December 31, 2009	Page 27

Diamond Hill Strategic Income Fund

Performance Update

Average Annual Total Returns as of December 31, 2009
	One Year	Five Years	Since Inception (9/30/02)	Expense Ratio*
PERFORMANCE AT NAV without sales charges
Class A Shares	32.13%	3.90%	7.07%	1.10%
Class C Shares	31.34%	3.13%	6.36%	1.85%
Class I Shares	32.69%	4.30%	7.35%	0.71%
BENCHMARK
Merrill Lynch U.S. Corporate, Government, & Mortgage Index	5.24%	5.09%	4.89%
PERFORMANCE AT POP includes sales charges
Class A Shares	27.51%	3.16%	6.55%
Class C Shares	30.34%	3.13%	6.36%
Historical performance for Class I shares prior to its inception is based on the performance of Class A shares. Class I performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

*Reflects the expense ratio as reported in the Summary Prospectus as amended October 1, 2009.

Portfolio Commentary

For the year, the Diamond Hill Strategic Income Fund generated a 32.13% total return (Class A, without sales charge) compared to a 5.24% total return for the Merrill Lynch U.S. Corporate, Government and Mortgage Index Index. For the trailing five-year period, the Fund generated a total return of 3.90% per year compared to 5.09% per year for the Index and 0.81% per year for U.S. stocks, as measured by the Russell 3000 Index.

Beginning in early March, the credit markets began an historic rebound from the wrenching bear market that began in the second half of 2007.  In contrast to the death spiral that characterized the bear market, the rebound was built on a virtuous cycle in which economic data points and corporate earnings came in better than expected, leading to growing equity and debt issuance and to improved balance sheets.  In addition to cash from equity and debt issuance, corporations have generated cash from sharply lower capital expenditures and declining working capital investments.  In general, this cash has been used in bondholder friendly ways, such as paying down debt and increasing balance sheet liquidity.

In 2009, the U.S. government issued over $1.5 trillion of net new debt at low interest rates.  Among the factors that helped to keep interest rates low are the following.  First, the Federal Reserve bought $300 billion of Treasuries last year.  Second, the Fed bought over $1 trillion of mortgage-backed securities and Federal agency debt securities, which dramatically reduced the competition for debt capital.  Third, the private sector deleveraging led to a decline in private sector net debt issuance that has offset the increase in U.S. government net debt issuance.  This was the first annual decline in private sector net debt issuance in the post-war era.  The previous low in private sector net debt issuance in the post-war era was 4% growth.  (Jan Hatzius, Goldman Sachs, US Daily: We Are Still Not “Postponing the Adjustment,” January 13, 2010.)

In 2010, the U.S. government is expected to issue $1.8 trillion of net new debt, or $300 billion more than last year.  Further, the Federal Reserve is not expected to purchase any Treasuries in 2010 compared to $300 billion in 2009.  While the Fed purchased over $1 trillion of mortgage-backed securities and Federal agency securities in 2009 year, the Fed’s purchases of these securities in 2010 are expected to be less than $400 billion.  So, even if we assume that continued private sector deleveraging once again results in no new net private sector debt issuance this year, there will be upward pressure on interest rates as the private sector will be required to absorb multiples of the U.S. government debt that it had to absorb last year.

Page 28	Diamond Hill Funds Annual Report December 31, 2009

Treasury rates are well below normal levels currently and studies estimate that the dramatic growth in U.S. government debt will lead to normal interest rates that are perhaps 1.00 to 1.25 percentage points higher than they otherwise would be.  This adjustment has likely begun, as Fed purchases are winding down, but it will likely accelerate when the private sector demand for credit begins to grow.  That increased demand for debt capital will likely force the U.S. government to pay materially higher rates to sell its debt.

Because credit spreads are still wide, and we believe that the private sector demand for credit will continue to be soft, we are still comfortable with the corporate bonds and preferred securities in the Fund on an absolute basis.

Over the last several years, the Fund’s asset allocation has evolved.  In our current view, the Fund’s year-end allocations to investment grade corporate bonds, non-investment grade corporate bonds, preferred securities, and cash are close to baseline allocations.  At year end, investment grade corporate bonds were 62% of net assets, non-investment grade corporate bonds were 25% of net assets, preferred securities were 6% of net assets, and cash was 7% of net assets.  (I should note that approximately 13 percentage points of the non-investment grade corporate bond allocation is rated investment grade by one of the major ratings agencies.)  We continue to maintain a large position in financial services credits across all sectors in the Fund.

William Zox, CFA, J.D., LL.M.	Christopher M. Bingaman, CFA	William C. Dierker
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

Diamond Hill Funds Annual Report December 31, 2009	Page 29

Growth of $10,000

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Strategic Income Fund - Class A(A) and the Merrill Lynch U.S. Corporate, Government and Mortgage Index.

(A)
The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class Ishares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The total return shown above is adjusted for maximum applicable sales charge of 3.50%.

(C)	Class A shares commenced operations on September 30, 2002.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Merrill Lynch U.S. Corporate, Government & Mortgage Index (“Index”). The Index is an unmanaged index which measures the performance of a mixture of government bonds, corporate bonds and mortgage pass through securities of investment grade quality, having a maturity greater than or equal to one year.  The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

Tabular Presentation of Schedule of Investments

The table below provides the Strategic Income Fund’s sector allocation.  We hope it will be useful to shareholders as it summarizes key information about the Fund’s investments.

Sector Allocation	% of Net Assets
Corporate Bonds - Maturing > 2 Years	86%
Corporate Bonds - Maturing or
Likely to be Called < 2 Years	0%
Preferred Stocks	7%
Collateralized Debt Obligations	0%
Common Stocks	0%
Cash and Cash Equivalents	7%
100%

The sector allocations are as of 12/31/09 and are subject to change.

Page 30	Diamond Hill Funds Annual Report December 31, 2009

Diamond Hill Small Cap Fund
Schedule of Investments
December 31, 2009

	Shares	Fair Value
Common Stocks — 80.9%
Consumer Discretionary — 8.4%
Aaron’s, Inc.◊	198,410	$5,501,909
Brink’s Home Security Holdings, Inc.*	114,340	3,732,058
Callaway Golf Co.◊	731,916	5,518,647
Global Sources Ltd.*	269,145	1,682,156
Hanesbrands, Inc.*◊	2,000	48,220
Hillenbrand, Inc.	353,435	6,658,715
JAKKS Pacific, Inc.*◊	438,753	5,317,686
K-Swiss, Inc., Class A*◊	457,100	4,543,574
Steiner Leisure Ltd.*◊	374,617	14,894,772
		47,897,737
Consumer Staples — 10.7%
American Italian Pasta Co., Class A*	196,753	6,845,037
Chattem, Inc.*◊	204,925	19,119,503
Del Monte Foods Co.	670,160	7,599,614
Flowers Foods, Inc.◊	648,640	15,411,686
Hain Celestial Group, Inc., The*◊	373,770	6,357,828
Ruddick Corp.◊	217,930	5,607,339
		60,941,007
Energy — 13.3%
Berry Petroleum Co., Class A◊	299,535	8,731,445
Cimarex Energy Co.◊	373,145	19,765,491
Encore Acquisition Co.*	179,253	8,607,729
Exterran Holdings, Inc.*◊	244,728	5,249,416
Forest Oil Corp.*◊	222,020	4,939,945
Hornbeck Offshore Services, Inc.*◊	301,525	7,019,502
Southwestern Energy Co.*	178,230	8,590,686
Whiting Petroleum Corp.*◊	177,650	12,693,092
		75,597,306
Financial — 19.7%
Alleghany Corp.*◊	32,111	8,862,636
Assurant, Inc.	580,175	17,103,559
Assured Guaranty Ltd.◊	803,197	17,477,567
City National Corp.◊	90,415	4,122,924
First American Corp.◊	294,120	9,738,313
First Niagara Financial Group, Inc.	107,800	1,499,498
Hanover Insurance Group, Inc., The◊	91,880	4,082,228
Horace Mann Educators Corp.	433,390	5,417,375
Huntington Bancshares, Inc.◊	1,305,798	4,766,163
LaSalle Hotel Properties REIT◊	79,175	1,680,885
Leucadia National Corp.*◊	331,645	7,889,835
Mid-America Apartment Communities, Inc. REIT◊	125,069	6,038,331
National Penn Bancshares, Inc.◊	450,240	2,606,890
Old Republic International Corp.◊	1,284,045	12,891,812
Redwood Trust, Inc. REIT◊	286,720	4,145,971
United Fire & Casualty Co.◊	186,509	3,400,059
		111,724,046
Health Care — 7.2%
Analogic Corp.◊	66,298	2,553,136
inVentiv Health, Inc.*	290,710	4,700,781
King Pharmaceuticals, Inc.*	743,930	9,128,021
LifePoint Hospitals, Inc.*◊	339,805	11,047,060
Res-Care, Inc.*	757,453	8,483,474
STERIS Corp.◊	184,640	5,164,381
		41,076,853
Industrial — 9.6%
AirTran Holdings, Inc.*◊	1,266,400	6,610,608
Apogee Enterprises, Inc.◊	514,250	7,199,500
BE Aerospace, Inc.*◊	311,260	7,314,610
Brink’s Co., The	347,570	8,459,854
HUB Group, Inc., Class A*	203,920	5,471,174
Kaydon Corp.◊	106,285	3,800,751
Toro Co.◊	257,045	10,747,051
Trinity Industries, Inc.◊	271,170	4,729,205
		54,332,753
Information Technology — 7.0%
Alliance Data Systems Corp.*◊	132,580	8,563,342
CSG Systems International, Inc.*	430,477	8,217,806
KLA-Tencor Corp.	250,990	9,075,798
Verigy Ltd.*	1,087,055	13,990,398
		39,847,344
Utilities — 5.0%
Cleco Corp.◊	380,650	10,403,164
UGI Corp.	349,690	8,459,001
WGL Holdings, Inc.◊	283,864	9,520,799
		28,382,964

Total Common Stocks		$459,800,010

Diamond Hill Funds Annual Report December 31, 2009	Page 31

Diamond Hill Small Cap Fund
Schedule of Investments (Continued)
December 31, 2009

	Shares	Fair Value
Registered Investment Companies — 40.3%
JPMorgan Prime Money Market Fund-Capital Shares††	220,759,987	$220,759,987
JPMorgan U.S. Government Money Market Fund-Capital Shares	8,593,713	8,593,713
Total Registered
Investment Companies		$229,353,700

Total Investment Securities — 121.2%
(Cost $637,897,638)**		$689,153,710

Net Other Assets
(Liabilities) — (21.2%)		(120,699,513)

Net Assets — 100.0%		$568,454,197

*	Non-income producing security.
**	Represents cost for financial reporting purposes.
◊	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2009, was $115,591,081.
††
A portion of this security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2009. The total fair value of the collateral is $120,753,585.

REIT	– Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Diamond Hill Small-Mid Cap Fund
Schedule of Investments
December 31, 2009

	Shares	Fair Value
Common Stocks — 82.4%
Consumer Discretionary — 8.0%
Aaron’s, Inc.◊	14,230	$394,598
Brink’s Home Security Holdings, Inc.*	9,715	317,098
Callaway Golf Co.◊	81,260	612,701
GameStop Corp., Class A*◊	13,245	290,595
Hillenbrand, Inc.	22,635	426,443
K-Swiss, Inc., Class A*◊	39,130	388,952
Steiner Leisure Ltd.*◊	17,780	706,933
		3,137,320
Consumer Staples — 10.7%
American Italian Pasta Co., Class A*	13,135	456,967
Chattem, Inc.*◊	6,250	583,125
ConAgra Foods, Inc.	43,100	993,455
Del Monte Foods Co.	41,540	471,063
Flowers Foods, Inc.◊	40,850	970,596
Hain Celestial Group, Inc., The*◊	24,395	414,959
Ruddick Corp.◊	11,415	293,708
		4,183,873
Energy — 16.6%
Berry Petroleum Co., Class A◊	20,660	602,239
Cimarex Energy Co.◊	30,930	1,638,362
Encore Acquisition Co.*	15,580	748,152
Exterran Holdings, Inc.*◊	17,095	366,688
Forest Oil Corp.*◊	10,655	237,074
Hornbeck Offshore Services, Inc.*◊	11,450	266,556
Noble Energy, Inc.	21,350	1,520,547
Southwestern Energy Co.*	16,525	796,505
Whiting Petroleum Corp.*◊	4,590	327,955
		6,504,078
Financial — 17.3%
Alleghany Corp.*	1,825	503,700
Allstate Corp.	23,405	703,086
Assurant, Inc.	26,585	783,726
Assured Guaranty Ltd.◊	43,910	955,482
City National Corp.◊	6,155	280,668
First American Corp.	17,735	587,206
Hanover Insurance Group, Inc., The◊	6,300	279,909
Huntington Bancshares, Inc.◊	121,714	444,256
Marsh & McLennan Cos., Inc.	20,135	444,581

Page 32	Diamond Hill Funds Annual Report December 31, 2009

Diamond Hill Small-Mid Cap Fund
Schedule of Investments (Continued)
December 31, 2009

	Shares	Fair Value
Common Stocks — 82.4% continued
Financial — 17.3% continued
Mid-America Apartment Communities, Inc. REIT◊	3,990	$192,637
National Penn Bancshares, Inc.	30,190	174,800
Old Republic International Corp.◊	94,295	946,722
SunTrust Banks, Inc.	14,610	296,437
United Fire & Casualty Co.◊	9,384	171,070
		6,764,280
Health Care — 8.2%
Analogic Corp.◊	4,035	155,388
Cardinal Health, Inc.	19,570	630,937
Forest Laboratories, Inc.*	19,645	630,801
King Pharmaceuticals, Inc.*	91,140	1,118,288
LifePoint Hospitals, Inc.*◊	14,415	468,631
STERIS Corp.	6,990	195,510
		3,199,555
Industrial — 10.9%
AirTran Holdings, Inc.*◊	56,785	296,418
Avery Dennison Corp.◊	11,760	429,122
Brink’s Co., The	17,400	423,516
Dover Corp.	29,160	1,213,347
Fluor Corp.	9,600	432,384
HUB Group, Inc., Class A*	16,860	452,354
Southwest Airlines Co.◊	34,130	390,106
Toro Co.◊	6,345	265,284
Trinity Industries, Inc.◊	19,590	341,650
		4,244,181
Information Technology — 5.2%
Alliance Data Systems Corp.*◊	5,620	362,996
KLA-Tencor Corp.	16,635	601,521
Verigy Ltd.*	82,340	1,059,716
		2,024,233
Utilities — 5.5%
Cleco Corp.◊	21,630	591,148
Energen Corp.	8,170	382,356
UGI Corp.	27,060	654,581
WGL Holdings, Inc.	15,865	532,112
		2,160,197

Total Common Stocks		$32,217,717
Registered Investment Companies — 37.7%
JPMorgan Prime Money Market Fund-Capital Shares††	7,671,915	$7,671,915
JPMorgan U.S. Government Money Market Fund-Capital Shares	7,065,035	7,065,035
Total Registered
Investment Companies		$14,736,950

Total Investment Securities — 120.1%
(Cost $42,363,050)**		$46,954,667

Net Other Assets
(Liabilities) — (20.1%)		(7,867,647)

Net Assets — 100.0%		$39,087,020
*	Non-income producing security.
**	Represents cost for financial reporting purposes.
◊	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2009, was $7,348,856.
††	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2009.

REIT	– Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2009	Page 33

Diamond Hill Large Cap Fund
Schedule of Investments
December 31, 2009

	Shares	Fair Value
Common Stocks — 93.7%
Consumer Discretionary — 1.9%
Hanesbrands, Inc.*◊	1,828	$44,073
McDonald’s Corp.	220,615	13,775,201
		13,819,274
Consumer Staples — 14.8%
ConAgra Foods, Inc.	611,445	14,093,807
General Mills, Inc.	198,835	14,079,506
Kimberly-Clark Corp.	224,810	14,322,645
PepsiCo, Inc.	236,580	14,384,064
Procter & Gamble Co., The	352,615	21,379,048
Sysco Corp.	487,710	13,626,617
Wal-Mart Stores, Inc.	268,075	14,328,609
		106,214,296
Energy — 18.8%
Anadarko Petroleum Corp.	450,305	28,108,038
Apache Corp.	317,650	32,771,950
Devon Energy Corp.	393,401	28,914,974
Occidental Petroleum Corp.	346,847	28,216,003
Transocean, Ltd.*	84,935	7,032,618
XTO Energy, Inc.	216,547	10,075,932
		135,119,515
Financial — 13.6%
Allstate Corp.	240,725	7,231,379
Bank of New York Mellon Corp.	359,811	10,063,914
JPMorgan Chase & Co.	242,990	10,125,393
Marsh & McLennan Cos., Inc.	468,640	10,347,571
Prudential Financial, Inc.	276,520	13,759,635
SunTrust Banks, Inc.◊	530,815	10,770,236
Travelers Cos., Inc., The	291,120	14,515,243
U.S. Bancorp	305,450	6,875,680
Wells Fargo & Co.	528,730	14,270,423
		97,959,474
Health Care — 19.2%
Abbott Laboratories	407,790	22,016,582
Baxter International, Inc.	242,600	14,235,768
Cardinal Health, Inc.	249,370	8,039,689
Johnson & Johnson	278,275	17,923,693
Medtronic, Inc.	566,962	24,934,989
Merck & Co., Inc.	385,850	14,098,959
Pfizer, Inc.	1,171,325	21,306,402
UnitedHealth Group, Inc.	509,920	15,542,361
		138,098,443
Industrial — 14.5%
Avery Dennison Corp.	282,460	10,306,965
Dover Corp.	330,705	13,760,635
Fluor Corp.	146,075	6,579,218
Illinois Tool Works, Inc.	298,000	14,301,020
Parker Hannifin Corp.	266,105	14,337,738
Raytheon Co.	196,630	10,130,378
Southwest Airlines Co.◊	835,000	9,544,050
United Technologies Corp.	359,635	24,962,265
		103,922,269
Information Technology — 8.5%
Alliance Data Systems Corp.*◊	99,350	6,417,017
Cisco Systems, Inc.*	603,195	14,440,488
Dell, Inc.*	759,325	10,903,907
KLA-Tencor Corp.◊	287,225	10,386,056
Microsoft Corp.	615,460	18,765,375
		60,912,843
Utilities — 2.4%
Dominion Resources, Inc.	433,280	16,863,258

Total Common Stocks		$672,909,372

Registered Investment Companies — 10.9%

JPMorgan Prime Money Market Fund-Capital Shares††	78,379,229	$78,379,229

Total Investment Securities — 104.6%
(Cost $675,935,400)**		$751,288,601

Net Other Assets
(Liabilities) — (4.6%)		(33,381,477)

Net Assets — 100.0%		$717,907,124

*	Non-income producing security.
**	Represents cost for financial reporting purposes.
◊	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2009, was $13,626,550.
††
A portion of this security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2009. The total fair value of the collateral is $14,009,647.

See accompanying Notes to Financial Statements.

Page 34	Diamond Hill Funds Annual Report December 31, 2009

Diamond Hill Select Fund
Schedule of Investments
December 31, 2009

	Shares	Fair Value
Common Stocks — 89.8%
Consumer Discretionary — 2.5%
Hanesbrands, Inc.*◊	186	$4,484
McDonald’s Corp.	13,300	830,452
		834,936
Consumer Staples — 14.3%
ConAgra Foods, Inc.	46,338	1,068,091
General Mills, Inc.	9,055	641,184
PepsiCo, Inc.	7,420	451,136
Procter & Gamble Co., The	16,495	1,000,092
Sysco Corp.◊	39,850	1,113,409
Wal-Mart Stores, Inc.	9,485	506,973
		4,780,885
Energy — 16.9%
Anadarko Petroleum Corp.	15,515	968,446
Apache Corp.	11,310	1,166,853
Cimarex Energy Co.◊	13,145	696,291
Devon Energy Corp.	13,715	1,008,052
Exterran Holdings, Inc.*◊	22,045	472,865
Occidental Petroleum Corp.	12,265	997,758
Southwestern Energy Co.*	7,005	337,641
		5,647,906
Financial — 12.0%
Assurant, Inc.	10,070	296,864
Assured Guaranty Ltd.◊	38,440	836,454
Prudential Financial, Inc.	12,350	614,536
Travelers Cos., Inc., The	17,135	854,351
U.S. Bancorp	25,515	574,343
Wells Fargo & Co.	31,215	842,493
		4,019,041
Health Care — 20.7%
Abbott Laboratories	18,700	1,009,613
Baxter International, Inc.	18,625	1,092,915
Cardinal Health, Inc.◊	19,105	615,945
Johnson & Johnson	9,800	631,218
Medtronic, Inc.	26,576	1,168,812
Merck & Co., Inc.	18,280	667,951
Pfizer, Inc.	50,830	924,598
UnitedHealth Group, Inc.	26,847	818,297
		6,929,349
Industrial — 11.7%
AirTran Holdings, Inc.*◊	37,360	195,019
Dover Corp.	24,185	1,006,338
Illinois Tool Works, Inc.	21,243	1,019,452
Parker Hannifin Corp.◊	8,560	461,213
Trinity Industries, Inc.◊	8,155	142,223
United Technologies Corp.	16,025	1,112,295
		3,936,540
Information Technology — 9.2%
Cisco Systems, Inc.*	35,485	849,511
KLA-Tencor Corp.◊	19,710	712,714
Microsoft Corp.	31,405	957,538
Verigy Ltd.*	44,405	571,492
		3,091,255
Utilities — 2.5%
Dominion Resources, Inc.◊	21,155	823,353

Total Common Stocks		$30,063,265

Registered Investment Companies — 22.9%
JPMorgan Prime Money Market Fund-Capital Shares††	7,683,684	$7,683,684

Total Investment Securities — 112.7%
(Cost $34,101,712)**		$37,746,949

Net Other Assets
(Liabilities) — (12.7%)		(4,242,924)

Net Assets — 100.0%		$33,504,025

*	Non-income producing security.
**	Represents cost for financial reporting purposes.
◊	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2009, was $4,112,893.
††
A portion of this security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2009. The total fair value of the collateral is $4,279,958.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2009	Page 35

Diamond Hill Long-Short Fund
Schedule of Investments
December 31, 2009

	Shares	Fair Value
Common Stocks — 92.5%
Consumer Discretionary — 2.0%
Hanesbrands, Inc.*†	5,787	$139,524
McDonald’s Corp.†	619,529	38,683,391
		38,822,915
Consumer Staples — 13.4%
ConAgra Foods, Inc.†	1,978,570	45,606,038
General Mills, Inc.†	641,386	45,416,543
PepsiCo, Inc.◊	664,330	40,391,264
Procter & Gamble Co., The	1,003,195	60,823,713
Sysco Corp.†	1,183,457	33,065,788
Wal-Mart Stores, Inc.	701,975	37,520,564
		262,823,910
Energy — 20.1%
Anadarko Petroleum Corp.†	1,116,620	69,699,420
Apache Corp.†	918,431	94,754,526
Cimarex Energy Co.◊	560,005	29,663,465
Devon Energy Corp.†	919,895	67,612,283
Occidental Petroleum Corp.†	1,043,998	84,929,237
Transocean, Ltd.*†	183,386	15,184,361
XTO Energy, Inc.†	672,290	31,281,654
		393,124,946
Financial — 11.3%
Assurant, Inc.	620,240	18,284,675
Assured Guaranty Ltd.◊†	1,763,090	38,364,838
Prudential Financial, Inc.◊	811,085	40,359,590
SunTrust Banks, Inc.◊	1,141,520	23,161,441
Travelers Cos., Inc., The	855,830	42,671,684
U.S. Bancorp†	735,427	16,554,462
Wells Fargo & Co.	1,520,560	41,039,914
		220,436,604
Health Care — 19.7%
Abbott Laboratories†	1,183,475	63,895,815
Baxter International, Inc.	640,675	37,594,809
Cardinal Health, Inc.†	751,960	24,243,190
Johnson & Johnson†	612,185	39,430,836
Medtronic, Inc.◊†	1,590,052	69,930,487
Merck & Co., Inc.	1,144,235	41,810,347
Pfizer, Inc.	3,175,470	57,761,799
UnitedHealth Group, Inc.†	1,632,145	49,747,780
		384,415,063
Industrial — 13.9%
AirTran Holdings, Inc.*†	531,471	2,774,279
Avery Dennison Corp.	732,754	26,738,193
Dover Corp.†	1,056,055	43,942,449
Fluor Corp.†	378,245	17,036,155
Illinois Tool Works, Inc.†	806,360	38,697,216
Parker Hannifin Corp.◊	717,775	38,673,717
Raytheon Co.◊	575,692	29,659,652
Trinity Industries, Inc.◊†	431,097	7,518,332
United Technologies Corp.†	977,055	67,817,387
		272,857,380
Information Technology — 9.4%
Alliance Data Systems Corp.*◊	285,330	18,429,465
Cisco Systems, Inc.*†	1,895,325	45,374,080
Dell, Inc.*	1,883,060	27,040,742
KLA-Tencor Corp.◊	1,032,018	37,317,771
Microsoft Corp.†	1,843,935	56,221,578
		184,383,636
Utilities — 2.7%
Dominion Resources, Inc.◊	1,353,830	52,691,064

Total Common Stocks		$1,809,555,518

Registered Investment Companies — 14.6%
JPMorgan Prime Money Market Fund-Capital Shares††	286,052,427	$286,052,427

Total Investment Securities — 107.1%
(Cost $1,846,817,630)**		$2,095,607,945

Segregated Cash
With Brokers — 36.2%		707,012,779

Securities Sold Short — (35.6%)
(Proceeds $577,880,426)		(695,737,352)

Net Other Assets
(Liabilities) — (7.7%)		(151,147,097)

Net Assets — 100.0%		$1,955,736,275

*	Non-income producing security.
**	Represents cost for financial reporting purposes.
◊	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2009, was $140,622,354.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short aggregating a total market value of $804,903,292.
††
A portion of this security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2009. The total fair value of the collateral is $145,995,572.

See accompanying Notes to Financial Statements.

Page 36	Diamond Hill Funds Annual Report December 31, 2009

Diamond Hill Long-Short Fund
Schedule of Securities Sold Short
December 31, 2009

	Shares	Fair Value
Common Stocks — 33.2%
Consumer Discretionary — 15.6%
Amazon.com, Inc. *	202,590	$27,252,407
Career Education Corp. *	1,753,620	40,876,882
CarMax, Inc. *	651,970	15,810,272
Chipotle Mexican Grill, Inc. *	84,240	7,426,598
Gap, Inc.,The	444,035	9,302,533
Gymboree Corp. *	602,750	26,213,598
J.C. Penney Co., Inc.	243,990	6,492,574
Jo-Ann Stores, Inc. *	294,010	10,654,922
Life Time Fitness, Inc. *	360,724	8,992,849
Macy’s, Inc.	740,650	12,413,294
MGM Mirage *	3,490,821	31,836,288
NetFlix, Inc. *	143,265	7,899,632
Nordstrom, Inc.	396,330	14,894,081
Royal Caribbean Cruises Ltd. *	1,179,190	29,809,923
Sally Beauty Holdings, Inc. *	1,521,610	11,640,317
Tractor Supply Co. *	598,128	31,676,859
Urban Outfitters, Inc. *	363,620	12,723,064
		305,916,093
Consumer Staples — 4.5%
BJ’s Wholesale Club, Inc. *	220,587	7,215,401
Colgate-Palmolive Co.	395,646	32,502,319
Dean Foods Co. *	923,048	16,651,786
H.J. Heinz Co.	235,820	10,083,663
Kraft Foods, Inc., Class A	816,645	22,196,411
		88,649,580
Financial — 0.6%
Prosperity Bancshares, Inc.	287,385	11,630,471
Health Care — 5.7%
Covance, Inc. *	342,575	18,694,318
Laboratory Corp of America Holdings *	598,488	44,790,842
Omnicare, Inc.	1,258,521	30,431,038
Quest Diagnostics, Inc.	289,850	17,501,143
		111,417,341
Industrial — 1.8%
Boeing Co., The	522,635	28,290,233
Werner Enterprises, Inc.	364,910	7,221,569
		35,511,802
Information Technology — 2.3%
Akamai Technologies, Inc. *	627,195	15,886,849
Salesforce.com, Inc. *	398,195	29,374,845
		45,261,694
Materials — 2.1%
Dow Chemical Co.	1,482,033	40,948,572
Telecommunication Services — 0.6%
Sprint Nextel Corp. *	2,798,055	10,240,881
Total Common Stocks Sold Short		$649,576,434

Exchange Traded Fund — 2.4%
SPDR S&P Retail ETF	1,296,655	$46,160,918

Total Securities Sold Short
(Proceeds $577,880,426)		$695,737,352

*	Non-dividend expense producing security.

Percentages disclosed are based on total net assets of the Fund at December 31, 2009.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2009	Page 37

Diamond Hill Financial Long-Short Fund
Schedule of Investments
December 31, 2009

	Shares	Fair Value
Preferred Stocks — 12.6%
Banking Services — 8.6%
Huntington Bancshares, Inc., 8.50%, Series A◊	363	$312,180
National City Capital Trust IV, 8.00%	11,890	297,012
Regions Financing Trust III, 8.88%◊	2,861	66,490
Wachovia Preferred Funding Corp., 7.25%, Series A	8,375	186,176
		861,858
Financial Services — 2.2%
Countrywide Capital V, 7.00%◊†	10,050	217,582
REITs and Real Estate Management — 1.8%
iStar Financial, Inc., 7.80%	17,057	122,128
LaSalle Hotel Properties, 8.00%, Series E	2,483	56,886
		179,014
Total Preferred Stocks		$1,258,454
Common Stocks — 78.3%
Asset Management — 0.5%
Affiliated Managers Group, Inc.*◊	720	48,492
Banking Services — 27.7%
BB&T Corp.	7,170	181,903
City National Corp.◊†	2,165	98,724
Comerica, Inc.◊†	3,054	90,307
First California Financial Group, Inc.*	2,571	7,044
First Financial Holdings, Inc.◊	11,620	150,944
First Niagara Financial Group, Inc.	8,760	121,852
First of Long Island Corp.◊	4,420	111,605
Huntington Bancshares, Inc.†	37,540	137,021
National Penn Bancshares, Inc.◊	33,930	196,455
PNC Financial Services Group, Inc.†	6,135	323,867
Seacoast Banking Corp of Florida	7,210	11,752
SunTrust Banks, Inc.◊	11,239	228,039
Synovus Financial Corp.◊†	27,930	57,256
U.S. Bancorp†	17,142	385,866
Wells Fargo & Co.†	25,035	675,695
		2,778,330
Capital Markets — 5.1%
Bank of New York Mellon Corp.†	11,449	320,228
Morgan Stanley†	1,525	45,140
State Street Corp.	3,403	148,167
		513,535
Financial Services — 9.8%
Bank of America Corp.	19,925	300,071
JPMorgan Chase & Co.	14,560	606,715
Leucadia National Corp.*	3,155	75,057
		981,843
Insurance — 30.6%
Alleghany Corp.*◊	385	106,260
Allstate Corp.†	11,400	342,456
Assurant, Inc.†	10,995	324,133
Assured Guaranty Ltd.◊	19,060	414,746
First American Corp.	4,445	147,174
Hanover Insurance Group, Inc., The◊†	1,610	71,532
Hartford Financial Services Group, Inc.	5,060	117,696
Horace Mann Educators Corp.	16,048	200,600
Marsh & McLennan Cos., Inc.	9,180	202,694
Old Republic International Corp.◊	32,495	326,250
Prudential Financial, Inc.	7,145	355,535
Travelers Cos., Inc., The	7,605	379,185
United Fire & Casualty Co.†	3,987	72,683
		3,060,944
Other Financials — 1.0%
MVC Capital, Inc.◊	8,635	101,893
REITs and Real Estate Management — 3.6%
Mid-America Apartment Communities, Inc. REIT◊†	2,471	119,300
Redwood Trust, Inc. REIT◊	16,360	236,565
		355,865

Total Common Stocks		$7,840,902

Page 38	Diamond Hill Funds Annual Report December 31, 2009

Diamond Hill Financial Long-Short Fund
Schedule of Investments (Continued)
December 31, 2009

	Shares/ Par Value	Fair Value
Corporate Bonds —3.3%
Banking Services —3.3%
AmSouth Bank, 5.20%, 4/1/15	120,000	$103,974
First Horizon National Corp., 4.50%, 5/15/13	250,000	225,937
Total Corporate Bonds		$329,911

Registered Investment Companies — 21.2%
JPMorgan Prime Money Market Fund-Capital Shares††	1,860,669	1,860,669
JPMorgan U.S. Government Money Market Fund-Capital Shares	268,536	268,536
Total Registered
Investment Companies		$2,129,205

Total Investment Securities — 115.4%
(Cost $10,214,343)**		$11,558,472

Segregated Cash With Brokers — 6.2%		621,565

Securities Sold Short — (8.4%)
(Proceeds $883,244)		(839,614)

Net Other Assets
(Liabilities) — (13.2%)		(1,321,655)

Net Assets — 100.0%		$10,018,768

*	Non-income producing security.
**	Represents cost for financial reporting purposes.
◊	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2009, was $1,786,439.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short aggregating a total fair value of $2,437,150.
††	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2009.

REIT	– Real Estate Investment Trust

Diamond Hill Financial Long-Short Fund
Schedule of Securities Sold Short
December 31, 2009

	Shares	Fair Value
Common Stocks — 8.4%
Banking Services — 7.7%
First Financial Bankshares, Inc.	2,825	$153,200
Hancock Holding Co.	2,455	107,504
Home Bancshares, Inc.	6,410	154,289
M&T Bank Corp.	1,625	108,696
Prosperity Bancshares, Inc.	4,312	174,507
WesBanco, Inc.	6,150	75,891
		774,087
Capital Markets — 0.7%
KBW, Inc.*	2,395	65,527

Total Securities Sold Short
(Proceeds $883,244)		$839,614

*	Non-dividend expense producing security.

Percentages disclosed are based on total net assets of the Fund at December 31, 2009.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2009	Page 39

Diamond Hill Strategic IncomeFund
Schedule of Investments (Continued)
December 31, 2009

	Shares/ Par Value	Fair Value
Common Stock —0.2%
Real Estate Investment Trusts (REITs) —0.2%
iStar Financial, Inc.*◊	94,500	$241,920
Collateralized Debt Obligations — 0.4%
Alesco Preferred Funding III†	724,100	82,634
Alesco Preferred Funding Ltd., Series 6A, Class PPNE*†	336,608	67,759
Alesco Preferred Funding Ltd. IV*†	3,373	4,014
Alesco Preferred Funding Ltd. V*†	802	1,003
Alesco Preferred Funding VI PNN*†	621,631	125,769
Fort Sheridan ABS CDO Ltd., Series 2005-1A, Class PPN2†	611,948	101,216
Taberna Preferred Funding Ltd., Series 2005-1A, Class PPN2*†	1,175,564	170,433
Total Collateralized
Debt Obligations		$552,828
Preferred Stocks — 6.5%
Countrywide Capital V, 7.00%◊	94,600	2,048,090
Eagle Hospitality Properties Trust, Inc., 8.25%, Series A*	21,007	5,252
Innkeepers USA Trust, 8.00%, Series C*	93,250	97,913
iStar Financial, Inc., 7.80%, Series F	138,500	991,660
National City Capital Trust IV, 8.00%	50,300	1,256,494
Wachovia Preferred Funding Corp., 7.25%, Series A	62,550	1,390,486
XL Capital Ltd., 10.75%	88,000	2,456,960
Total Preferred Stocks		$8,246,855

Registered Investment Companies — 15.8%
JPMorgan Prime Money Market Fund-Capital Shares††	13,291,643	$13,291,643
JPMorgan U.S. Government Money Market Fund-Capital Shares	6,871,871	6,871,871
Total Registered Investment
Companies		$20,163,514
Corporate Bonds — 86.2%
Consumer Discretionary — 5.2%
Expedia, Inc., 8.50%, 7/1/16^◊	4,500,000	4,865,625
Historic TW, Inc., 8.05%, 1/15/16	1,600,000	1,770,312
		6,635,937
Consumer Staples — 7.5%
Chattem, Inc., 7.00%, 3/1/14	3,200,000	3,288,000
Del Monte Corp., 6.75%, 2/15/15	2,700,000	2,754,000
Fortune Brands, Inc., 4.88%, 12/1/13◊	3,475,000	3,549,473
		9,591,473
Energy — 2.2%
Cimarex Energy Co., 7.13%, 5/1/17◊	2,790,000	2,817,900
Financial — 43.6%
American Express Co., 7.00%, 3/19/18	2,000,000	2,202,544
AmSouth Bank, Series AI, 4.85%, 4/1/13	4,490,000	3,932,597
CNA Financial Corp., 6.50%, 8/15/16◊	2,935,000	2,885,008
Fifth Third Bancorp, 5.45%, 1/15/17	5,575,000	4,990,952
First Tennessee National Corp., 4.50%, 5/15/13	1,400,000	1,265,246
First Tennessee Bank NA, 5.05%, 1/15/15	1,150,000	999,680
First Tennessee Bank NA,5.65%, 4/1/16	3,130,000	2,714,790
Fund American Co., 5.88%, 5/15/13◊	2,800,000	2,794,036
Hartford Financial Services Group, Inc., 6.30%, 3/15/18◊	4,900,000	4,886,309
Horace Mann Educators Corp., 6.85%, 4/15/16◊	3,490,000	3,477,506
KeyBank NA, 7.41%, 5/6/15	4,585,000	4,403,979
Marsh & McLennan Cos., Inc., 5.75%, 9/15/15	3,000,000	3,129,807
National City Bank, 5.25%, 12/15/16	3,600,000	3,582,119
Nuveen Investments, Inc., 10.50%, 11/15/15	3,000,000	2,722,500

Page 40	Diamond Hill Funds Annual Report December 31, 2009

Diamond Hill Strategic IncomeFund
Schedule of Investments (Continued)
December 31, 2009

	Par Value	Fair Value
Corporate Bonds — 86.2% continued
Financial — 43.6% continued
Prudential Financial, Inc., Series B MTN, 5.10%, 9/20/14	4,720,000	$4,906,193
Transatlantic Holdings, Inc., 5.75%, 12/14/15	5,075,000	4,976,758
Wachovia Corp., 5.75%, 6/15/17◊	1,635,000	1,700,331
		55,570,355
Industrial — 5.4%
BE Aerospace, Inc., 8.50%, 7/1/18	4,620,000	4,897,200
ITT Corp., 7.50%, 7/1/11	40,000	40,117
Trinity Industries, Inc., 6.50%, 3/15/14	1,980,000	1,992,375
		6,929,692
Information Technology — 7.7%
KLA-Tencor Corp., 6.90%, 5/1/18	4,478,000	4,711,487
National Semiconductor Corp., 6.60%, 6/15/17	4,975,000	5,096,191
		9,807,678
Materials — 6.4%
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/15◊	5,050,000	5,504,500
Martin Marietta Materials, Inc., 6.60%, 4/15/18	2,500,000	2,573,437
		8,077,937
Utilities — 8.2%
CenterPoint Energy, Inc., 5.95%, 2/1/17◊	2,525,000	2,504,373
Dominion Resources, Inc., Series C, 5.15%, 7/15/15◊	2,500,000	2,645,928
Energy Transfer Partners LP, 5.95%, 2/1/15◊	1,700,000	1,801,325
Enterprise Products Operating LLC, Series O, 9.75%, 1/31/14◊	1,450,000	1,730,543
Kaneb Pipeline Operating Partnership LP, 7.75%, 2/15/12	1,700,000	1,805,439
		10,487,608
Total Corporate Bonds		$109,918,580
Total Investment Securities — 109.1%
(Cost $138,727,788)**		$139,123,697

Liabilities In Excess
Of Other Assets — (9.1%)		(11,548,495)

Net Assets — 100.0%		$127,575,202

*	Non-income producing security.
**	Represents cost for financial reporting purposes.
◊	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2009, was $12,929,007.
†	Restricted and illiquid securities valued at fair value and not registered under the Securities Act of 1933 are as follows:

	Acquisition Date	Current Cost	Fair Value	Value as a % of Net Assets
Alesco Preferred Funding III	March-05	$724,100	$82,634	0.1%
Alesco Preferred Funding Ltd.,
Series 6A, Class PPNE	May-05	336,608	67,759	0.0%
Alesco Preferred Funding Ltd. IV	May-05	337,337	4,014	0.0%
Alesco Preferred Funding Ltd. V	October-04	80,180	1,003	0.0%
Alesco Preferred Funding VI PNN	March-05	621,630	125,769	0.1%
Fort Sheridan ABS CDO Ltd.,
Series 2005-1A, Class PPN2	March-05	509,309	101,216	0.1%
Taberna Preferred Funding Ltd.,
Series 2005-1A, Class PPN2	March-05	1,034,836	170,433	0.1%
		$3,644,000	$552,828	0.4%

††	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2009.

^	Restricted securities not registered under the Securities Act of 1933 and deemed liquid are as follows:

	Acquisition Date	Current Cost	Fair Value	Value as a % of Net Assets
Expedia, Inc.	October-08	$3,853,322	$4,865,625	3.8%

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2009	Page 41

Diamond Hill Funds
Statements of Assets & Liabilities
December 31, 2009

	Small Cap	Small-Mid Cap	Large Cap	Select
	Fund	Fund	Fund	Fund
Assets
Investment securities, at cost	$637,897,638	$42,363,050	$675,935,400	$34,101,712
Investment securities, at fair value - including $115,591,081; $7,348,856; $13,626,550; and $4,112,893 of securities loaned for the Small Cap Fund, the Small-Mid Cap Fund, the Large Cap Fund and the Select Fund, respectively.	$689,153,710	$46,954,667	$751,288,601	$37,746,949
Cash	-	-	1,108	-
Receivable for fund shares issued	1,148,768	172,024	632,260	33,207
Receivable for dividends	352,879	24,377	1,016,132	43,408
Total Assets	690,655,357	47,151,068	752,938,101	37,823,564

Liabilities
Return of collateral for securities on loan	120,753,585	7,671,915	14,009,647	4,279,958
Payable for securities purchased	25,273	331,162	19,291,562	-
Payable for fund shares redeemed	582,797	14,568	952,737	2,535
Payable to Investment Adviser	375,998	24,158	349,551	18,630
Payable to Administrator	143,456	7,226	154,440	6,374
Accrued distribution and service fees	320,051	15,019	273,040	12,042
Total Liabilities	122,201,160	8,064,048	35,030,977	4,319,539
Net Assets	$568,454,197	$39,087,020	$717,907,124	$33,504,025

Components of Net Assets
Paid-in capital	$554,548,478	$37,935,014	$725,459,126	$32,839,062
Accumulated net investment income	365,099	47,684	3,371,996	160,821
Accumulated net realized losses from investment transactions	(37,715,452)	(3,487,295)	(86,277,199)	(3,141,095)
Net unrealized appreciation on investments	51,256,072	4,591,617	75,353,201	3,645,237
Net Assets	$568,454,197	$39,087,020	$717,907,124	$33,504,025

Pricing of Class A Shares
Net assets attributable to Class A shares	$438,721,666	$8,616,460	$344,455,902	$6,909,897
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	20,584,352	842,997	25,283,202	765,939
Net asset value and redemption price per share	$21.31	$10.22	$13.62	$9.02
Maximum offering price per share	$22.43	$10.76	$14.34	$9.49

Pricing of Class C Shares
Net assets attributable to Class C shares	$23,171,617	$4,360,566	$25,453,663	$3,472,266
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,151,660	436,076	1,931,408	388,330
Net asset value, offering price and redemption price per share (A)	$20.12	$10.00	$13.18	$8.94
Pricing of Class I Shares
Net assets attributable to Class I shares	$106,560,914	$26,109,994	$347,997,559	$23,121,862
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,977,387	2,551,893	25,487,586	2,564,485
Net asset value, offering price and
redemption price per share	$21.41	$10.23	$13.65	$9.02

(A)	Redemption price per share varies based upon holding period.

See accompanying Notes to Financial Statements.

Page 42	Diamond Hill Funds Annual Report December 31, 2009

Diamond Hill Funds
Statements of Assets & Liabilities
December 31, 2009

	Financial Long-Short Fund	Strategic Long-Short Fund	Income Fund
Assets
Investment securities, at cost	$1,846,817,630	$10,214,343	$138,727,788
Investment securities, at fair value - including $140,622,354, $1,786,439 and $12,929,007 of securities loaned for the Long-Short Fund, the Financial Long-Short Fund and the Strategic Income Fund, respectively	$2,095,607,945	$11,558,472	$139,123,697
Cash	145,160	-	-
Deposits with brokers for securities sold short	707,012,779	621,565	-
Receivable for securities sold	-	557,624	-
Receivable for fund shares issued	3,849,620	3,182	150,838
Receivable for dividends and interest	2,498,054	24,560	1,945,326
Total Assets	2,809,113,558	12,765,403	141,219,861

Liabilities
Return of collateral for securities on loan	145,995,572	1,860,669	13,291,643
Securities sold short, at value (proceeds $577,880,426 for the Long-Short Fund and $883,244 for the Financial Long-Short Fund)	695,737,352	839,614	-
Payable for securities purchased	-	-	44,587
Payable for dividends on securities sold short	639,754	2,490	-
Payable for fund shares redeemed	7,833,733	24,853	152,323
Payable to Investment Adviser	1,488,023	8,810	54,348
Payable to Administrator	430,414	1,498	24,116
Accrued distribution and service fees	1,252,435	8,701	77,642
Total Liabilities	853,377,283	2,746,635	13,644,659

Net Assets	$1,955,736,275	$10,018,768	$127,575,202

Components of Net Assets
Paid-in capital	$2,349,544,353	$24,251,794	$150,805,928
Accumulated net investment income	334,785	15,179	1,871,109
Accumulated net realized losses
from investment transactions	(525,076,252)	(15,635,964)	(25,497,744)
Net unrealized appreciation
on investments	130,933,389	1,387,759	395,909
Net Assets	$1,955,736,275	$10,018,768	$127,575,202

Pricing of Class A Shares
Net assets attributable to Class A shares	$965,382,259	$8,052,540	$41,048,304
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	59,198,620	772,131	4,043,357
Net asset value and redemption price per share	$16.31	$10.43	$10.15
Maximum offering price per share	$17.17	$10.98	$10.52

Pricing of Class C Shares
Net assets attributable to Class C shares	$256,445,157	$1,294,807	$22,120,243
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	16,502,957	129,595	2,180,096
Net asset value, offering price and redemption price per share(A)	$15.54	$9.99	$10.15

Pricing of Class I Shares
Net assets attributable to Class I shares	$733,908,859	$671,421	$64,406,655
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	44,706,119	64,761	6,355,490
Net asset value, offering price and redemption price per share	$16.42	$10.37	$10.13

(A)	Redemption price per share varies based upon holding period.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2009	Page 43

Diamond Hill Funds
Statements of Operations
For the year ended December 31, 2009

		Small-Mid
	Small Cap	Cap	Large Cap	Select
	Fund	Fund	Fund	Fund
Investment Income
Dividends	$5,287,925	$409,463	$10,557,464	$366,092
Securities lending income	377,981	26,248	119,274	5,189
Total Investment Income	5,665,906	435,711	10,676,738	371,281

Expenses
Investment advisory fees	3,500,643	219,402	3,070,433	124,038
Administration fees	1,353,976	71,127	1,406,114	44,745
Distribution fees - Class A	883,542	18,401	704,444	11,399
Distribution and service fees - Class C	184,676	31,432	213,905	30,278
Net Expenses	5,922,837	340,362	5,394,896	210,460

Net Investment Income (Loss)	(256,931)	95,349	5,281,842	160,821

Realized and Unrealized Gains (Losses)
on Investments
Net realized gains (losses) from security transactions	(30,591,178)	126,013	(42,399,879)	(1,050,906)
Net change in unrealized appreciation/depreciation on investments	152,197,640	10,341,281	187,761,340	6,173,332
Net Realized and Unrealized Gains on Investments	121,606,462	10,467,294	145,361,461	5,122,426

Net Change in Net Assets from Operations	$121,349,531	$10,562,643	$150,643,303	$5,283,247

		Financial	Strategic
	Long-Short	Long-Short	Income
	Fund	Fund	Fund
Investment Income
Dividends	$33,435,997	$306,244	$1,188,404
Interest	-	24,175	8,067,631
Securities lending income	296,004	7,322	41,035
Total Investment Income	33,732,001	337,741	9,297,070

Expenses
Investment advisory fees	16,487,219	91,327	532,153
Administration fees	5,153,811	29,261	274,403
Distribution fees - Class A	2,380,191	17,961	83,508
Distribution and service fees - Class C	2,550,879	13,464	168,807
Dividend expense on securities sold short	6,825,081	17,120	-
Net Expenses	33,397,181	169,133	1,058,871

Net Investment Income	334,820	168,608	8,238,199

Realized and Unrealized Gains (Losses) on Investments
Net realized losses from security transactions	(411,501,248)	(4,538,905)	(2,624,805)
Net realized gains on closed short positions	23,617,996	509,259	-
Net change in unrealized appreciation/depreciation on investments	662,358,292	5,867,352	23,787,504
Net Realized and Unrealized Gains on Investments	274,475,040	1,837,706	21,162,699

Net Change in Net Assets from Operations	$274,809,860	$2,006,314	$29,400,898

See accompanying Notes to Financial Statements.

Page 44	Diamond Hill Funds Annual Report December 31, 2009

Diamond Hill Funds
Statements of Changes in Net Assets

	Small Cap Fund		Small-Mid Cap Fund		Large Cap Fund		Select Fund
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
From Operations
Net investment income (loss)	$(256,931)	$2,763,134	$95,349	$365,117	$5,281,842	$6,013,969	$160,821	$166,536
Net realized gains (losses) from
security transactions	(30,591,178)	(2,308,521)	126,013	(3,617,835)	(42,399,879)	(43,718,442)	(1,050,906)	(2,536,054)
Net change in unrealized
appreciation/depreciation
on investments	152,197,640	(108,806,446)	10,341,281	(5,338,310)	187,761,340	(150,696,635)	6,173,332	(3,770,060)
Net Change in Net Assets
from Operations	121,349,531	(108,351,833)	10,562,643	(8,591,028)	150,643,303	(188,401,108)	5,283,247	(6,139,578)

Distributions to Shareholders
From net investment income:
Class A	-	(2,153,299)	-	(90,512)	(343,767)	(3,435,709)	-	(44,841)
Class C	-	-	-	(28,964)	-	(120,551)	-	-
Class I	(54,353)	(472,675)	(47,498)	(242,573)	(1,566,079)	(2,471,299)	-	(125,373)
From net realized gains on investments:
Class A	-	(470,895)	-	-	-	(2,287,749)	-	(160,947)
Class C	-	(28,872)	-	-	-	(193,041)	-	(109,395)
Class I	-	(62,512)	-	-	-	(1,298,518)	-	(297,972)
Decrease in Net Assets
from Distributions
to Shareholders	(54,353)	(3,188,253)	(47,498)	(362,049)	(1,909,846)	(9,806,867)	-	(738,528)

From Capital Transactions
Class A
Proceeds from shares sold	165,501,703	199,222,977	1,813,950	2,310,251	120,586,896	179,263,026	3,074,230	2,395,729
Reinvested distributions	-	2,222,464	-	85,434	324,714	5,511,832	-	187,573
Payments for shares redeemed	(133,212,347)	(116,445,848)	(3,224,100)	(2,328,114)	(111,001,731)	(113,001,942)	(1,591,975)	(3,389,294)
Net Increase (Decrease) in
Net Assets from Class A
Share Transactions	32,289,356	84,999,593	(1,410,150)	67,571	9,909,879	71,772,916	1,482,255	(805,992)

Class C
Proceeds from shares sold	5,040,434	5,572,858	1,013,000	2,009,995	4,801,305	12,575,146	948,652	696,065
Reinvested distributions	-	24,642	-	21,980	-	270,518	-	92,269
Payments for shares redeemed	(3,440,142)	(7,239,186)	(633,515)	(873,364)	(5,732,858)	(8,884,138)	(1,644,815)	(2,414,521)
Net Increase (Decrease) in
Net Assets from Class C
Share Transactions	1,600,292	(1,641,686)	379,485	1,158,611	(931,553)	3,961,526	(696,163)	(1,626,187)

Class I
Proceeds from shares sold	66,954,429	42,364,484	7,136,181	14,556,970	180,703,538	158,870,883	13,945,012	9,850,983
Reinvested distributions	36,435	423,505	44,093	229,598	1,357,132	3,036,004	-	347,993
Payments for shares redeemed	(18,310,499)	(22,610,538)	(2,869,276)	(13,183,348)	(38,625,467)	(43,503,585)	(1,395,089)	(4,424,728)
Net Increase in Net
Assets from Class I
Share Transactions	48,680,365	20,177,451	4,310,998	1,603,220	143,435,203	118,403,302	12,549,923	5,774,248

Total Increase (Decrease)
in Net Assets	203,865,191	(8,004,728)	13,795,478	(6,123,675)	301,146,986	(4,070,231)	18,619,262	(3,536,037)

Net Assets
Beginning of year	364,589,006	372,593,734	25,291,542	31,415,217	416,760,138	420,830,369	14,884,763	18,420,800
End of year	$568,454,197	$364,589,006	$39,087,020	$25,291,542	$717,907,124	$416,760,138	$33,504,025	$14,884,763

Accumulated Net
Investment Income	$365,099	$65,769	$47,684	$4,010	$3,371,996	$-	$160,821	$-

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2009	Page 45

Diamond Hill Funds
Statements of Changes in Net Assets

			Financial		Strategic
	Long-Short Fund		Long-Short Fund		Income Fund
	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008
From Operations
Net investment income	$334,820	$22,360,236	$168,608	$488,502	$8,238,199	$8,940,503
Net realized losses from security transactions	(411,501,248)	(259,701,159)	(4,538,905)	(12,674,944)	(2,624,805)	(20,757,242)
Net realized gains on closed short positions	23,617,996	128,347,041	509,259	1,386,293	-	-
Net change in unrealized appreciation/
depreciation on investments	662,358,292	(621,467,656)	5,867,352	(1,364,981)	23,787,504	(8,353,873)
Net Change in Net Assets from Operations	274,809,860	(730,461,538)	2,006,314	(12,165,130)	29,400,898	(20,170,612)

Distributions to Shareholders
From net investment income:
Class A	-	(11,854,501)	(111,864)	(358,050)	(2,466,249)	(2,977,419)
Class C	-	(563,193)	(8,226)	(81,776)	(1,125,025)	(1,151,871)
Class I	(19,506)	(10,012,416)	(29,059)	(39,162)	(4,383,077)	(4,554,082)
From net realized gains on investments:
Class A	-	(5,059,819)	-	(5,583)	-	-
Class C	-	(1,333,024)	-	(1,377)	-	-
Class I	-	(2,974,052)	-	(510)	-	-
From return of capital:
Class A	-	-	-	-	-	(57,178)
Class C	-	-	-	-	-	(22,121)
Class I	-	-	-	-	-	(87,457)
Decrease in Net Assets from
Distributions to Shareholders	(19,506)	(31,797,005)	(149,149)	(486,458)	(7,974,351)	(8,850,128)

From Capital Transactions
Class A
Proceeds from shares sold	326,417,461	1,166,023,703	2,030,204	9,353,579	17,000,130	9,452,448
Reinvested distributions	-	15,279,830	101,838	330,275	1,877,048	2,486,233
Payments for shares redeemed	(609,656,533)	(614,489,097)	(3,373,922)	(19,720,237)	(15,717,064)	(24,744,018)
Net Increase (Decrease) in Net Assets from
Class A Share Transactions	(283,239,072)	566,814,436	(1,241,880)	(10,036,383)	3,160,114	(12,805,337)

Class C
Proceeds from shares sold	33,230,041	154,843,092	244,546	1,622,586	7,386,298	4,746,092
Reinvested distributions	-	1,353,824	5,050	47,913	545,639	711,970
Payments for shares redeemed	(92,651,580)	(78,553,460)	(926,675)	(1,430,624)	(3,935,967)	(11,150,900)
Net Increase (Decrease) in Net Assets from
Class C Share Transactions	(59,421,539)	77,643,456	(677,079)	239,875	3,995,970	(5,692,838)

Class I
Proceeds from shares sold	290,532,180	650,508,692	1,056,937	1,075,770	12,143,607	18,134,078
Reinvested distributions	12,153	9,295,398	26,688	32,342	3,541,762	3,635,796
Payments for shares redeemed	(313,649,974)	(264,368,176)	(1,174,200)	(1,836,714)	(12,875,853)	(27,345,985)
Net Increase (Decrease) in Net Assets from
Class I Share Transactions	(23,105,641)	395,435,914	(90,575)	(728,602)	2,809,516	(5,576,111)

Total Increase (Decrease) in Net Assets	(90,975,898)	277,635,263	(152,369)	(23,176,698)	31,392,147	(53,095,026)

Net Assets
Beginning of year	2,046,712,173	1,769,076,910	10,171,137	33,347,835	96,183,055	149,278,081
End of year	$1,955,736,275	$2,046,712,173	$10,018,768	$10,171,137	$127,575,202	$96,183,055

Accumulated Net Investment Income	$334,785	$19,471	$15,179	$9,629	$1,871,109	$1,848,067

See accompanying Notes to Financial Statements.

Page 46	Diamond Hill Funds Annual Report December 31, 2009

Diamond Hill Funds
Schedule of Capital Share Transactions

			Small-Mid
	Small Cap Fund		Cap Fund		Large Cap Fund		Select Fund
	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008	2009	2008
Shares
Class A Shares:
Issued	9,915,026	10,266,061	206,040	289,014	11,032,156	13,291,568	388,569	323,220
Reinvested	-	137,839	-	12,084	23,583	525,497	-	27,267
Redeemed	(8,013,473)	(5,717,870)	(404,330)	(264,232)	(10,100,394)	(8,542,167)	(213,578)	(404,382)
Net increase (decrease)
in shares outstanding	1,901,553	4,686,030	(198,290)	36,866	955,345	5,274,898	174,991	(53,895)
Shares outstanding,
beginning of year	18,682,799	13,996,769	1,041,287	1,004,421	24,327,857	19,052,959	590,948	644,843
Shares outstanding,
end of year	20,584,352	18,682,799	842,997	1,041,287	25,283,202	24,327,857	765,939	590,948
Class C Shares:
Issued	294,883	281,053	114,617	270,568	435,501	962,293	114,127	99,457
Reinvested	-	1,616	-	3,153	-	26,397	-	13,549
Redeemed	(211,267)	(388,155)	(86,699)	(95,115)	(530,358)	(672,715)	(222,124)	(271,176)
Net increase (decrease)
in shares outstanding	83,616	(105,486)	27,918	178,606	(94,857)	315,975	(107,997)	(158,170)
Shares outstanding,
beginning of year	1,068,044	1,173,530	408,158	229,552	2,026,265	1,710,290	496,327	654,497
Shares outstanding,
end of year	1,151,660	1,068,044	436,076	408,158	1,931,408	2,026,265	388,330	496,327
Class I Shares:
Issued	3,702,914	2,084,582	840,763	1,736,017	15,289,754	11,396,090	1,660,685	1,137,816
Reinvested	1,681	26,236	4,264	32,475	98,414	289,028	-	51,050
Redeemed	(1,082,213)	(1,176,261)	(336,473)	(1,485,008)	(3,381,441)	(3,369,905)	(205,003)	(520,927)
Net increase in
shares outstanding	2,622,382	934,557	508,554	283,484	12,006,727	8,315,213	1,455,682	667,939
Shares outstanding,
beginning of year	2,355,005	1,420,448	2,043,339	1,759,855	13,480,859	5,165,646	1,108,803	440,864
Shares outstanding,
end of year	4,977,387	2,355,005	2,551,893	2,043,339	25,487,586	13,480,859	2,564,485	1,108,803
  See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2009	Page 47

Diamond Hill Funds
Schedule of Capital Share Transactions

	Long-Short Fund		Financial Long-Short Fund		Strategic Income Fund
	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008
Shares
Class A Shares:
Issued	22,613,604	65,179,628	266,862	634,212	1,851,057	968,003
Reinvested	-	1,103,611	9,717	39,945	206,797	262,156
Redeemed	(43,760,256)	(38,412,029)	(400,451)	(1,481,612)	(1,792,642)	(2,679,730)
Net increase (decrease) in shares outstanding	(21,146,652)	27,871,210	(123,872)	(807,455)	265,212	(1,449,571)
Shares outstanding, beginning of year	80,345,272	52,474,062	896,003	1,703,458	3,778,145	5,227,716
Shares outstanding, end of year	59,198,620	80,345,272	772,131	896,003	4,043,357	3,778,145
Class C Shares:
Issued	2,381,033	8,794,676	32,612	128,589	787,746	480,530
Reinvested	-	100,951	503	6,051	60,527	74,559
Redeemed	(6,823,760)	(5,138,019)	(133,348)	(115,460)	(449,334)	(1,141,468)
Net increase (decrease) in shares outstanding	(4,442,727)	3,757,608	(100,233)	19,180	398,939	(586,379)
Shares outstanding, beginning of year	20,945,684	17,188,076	229,828	210,648	1,781,157	2,367,536
Shares outstanding, end of year	16,502,957	20,945,684	129,595	229,828	2,180,096	1,781,157
Class I Shares:
Issued	19,632,070	36,606,076	100,731	77,776	1,313,557	1,843,387
Reinvested	730	669,984	2,564	3,935	392,948	386,928
Redeemed	(22,353,381)	(16,952,130)	(122,675)	(149,858)	(1,427,450)	(2,907,219)
Net increase (decrease) in shares outstanding	(2,720,581)	20,323,930	(19,380)	(68,147)	279,055	(676,904)
Shares outstanding, beginning of year	47,426,700	27,102,770	84,141	152,288	6,076,435	6,753,339
Shares outstanding, end of year	44,706,119	47,426,700	64,761	84,141	6,355,490	6,076,435

See accompanying Notes to Financial Statements.

Page 48	Diamond Hill Funds Annual Report December 31, 2009

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each year.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Diamond Hill Small Cap Fund - Class A	2009	2008	2007	2006	2005	(A)
Net asset value at beginning of year	$16.53	$22.53	$25.03	$23.95	$21.41
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.13	0.08	0.09	0.02
Net realized and unrealized gains (losses) on investments	4.79	(5.98)	(1.00)	1.60	2.74
Total from investment operations	4.78	(5.85)	(0.92)	1.69	2.76
Less Distributions:
Dividends from net investment income	-	(0.12)	(0.08)	(0.09)	(0.01)
Distributions from net realized gains	-	(0.03)	(1.50)	(0.52)	(0.21)
Total distributions	-	(0.15)	(1.58)	(0.61)	(0.22)
Net asset value at end of year	$21.31	$16.53	$22.53	$25.03	$23.95
Total return(B)	28.92%	(25.99%)	(3.79%)	7.03%	12.90%
Net assets at end of year (000s)	$438,722	$308,832	$315,378	$431,524	$308,925
Ratio of expenses to average net assets	1.38%	1.35%	1.39%	1.42%	1.45%
Ratio of net investment income (loss) to average net assets	(0.09%)	0.75%	0.29%	0.38%	0.19%
Portfolio turnover rate(C)	47%	47%	21%	30%	15%

Diamond Hill Small Cap Fund - Class C
Net asset value at beginning of year	$15.72	$21.44	$24.00	$23.08	$20.79
Income (loss) from investment operations:
Net investment loss	(0.13)	(0.01)	(0.15)	(0.10)	(0.08)
Net realized and unrealized gains (losses) on investments	4.53	(5.68)	(0.91)	1.54	2.58
Total from investment operations	4.40	(5.69)	(1.06)	1.44	2.50
Distributions from net realized gains	-	(0.03)	(1.50)	(0.52)	(0.21)
Net asset value at end of year	$20.12	$15.72	$21.44	$24.00	$23.08
Total return(B)	27.99%	(26.55%)	(4.51%)	6.23%	12.05%
Net assets at end of year (000s)	$23,172	$16,790	$25,158	$35,035	$41,115
Ratio of expenses to average net assets	2.13%	2.11%	2.14%	2.17%	2.20%
Ratio of net investment loss to average net assets	(0.83%)	(0.03%)	(0.46%)	(0.37%)	(0.61%)
Portfolio turnover rate(C)	47%	47%	21%	30%	15%

Diamond Hill Small Cap Fund - Class I
Net asset value at beginning of year	$16.55	$22.57	$25.08	$23.99	$19.93
Income (loss) from investment operations:
Net investment income	0.04	0.17	0.22	0.21	0.04
Net realized and unrealized gains (losses) on investments	4.83	(5.97)	(1.05)	1.59	4.27
Total from investment operations	4.87	(5.80)	(0.83)	1.80	4.31
Less Distributions:
Dividends from net investment income	(0.01)	(0.19)	(0.18)	(0.19)	(0.04)
Distributions from net realized gains	-	(0.03)	(1.50)	(0.52)	(0.21)
Total distributions	(0.01)	(0.22)	(1.68)	(0.71)	(0.25)
Net asset value at end of year	$21.41	$16.55	$22.57	$25.08	$23.99
Total return	29.43%	(25.69%)	(3.41)%	7.49%	21.63	%(D)
Net assets at end of year (000s)	$106,561	$38,967	$32,057	$51,381	$35,434
Ratio of expenses to average net assets	0.99%	0.98%	0.98%	0.99%	0.99	%(E)
Ratio of net investment income to average net assets	0.30%	1.17%	0.69%	0.82%	0.74	%(E)
Portfolio turnover rate(C)	47%	47%	21%	30%	15%

(A)	Class I commenced operations on April 29, 2005.
(B)	Total returns shown exclude the effect of applicable sales charges.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(D)	Not annualized.
(E)	Annualized.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2009	Page 49

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each year.

Year Ended December 31,	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,
Diamond Hill Small-Mid Cap Fund - Class A	2009	2008	2007	2006	(A)
Net asset value at beginning of year	$7.26	$10.50	$10.91	$10.00
Income (loss) from investment operations:
Net investment income	0.03	0.10	0.06	0.04
Net realized and unrealized gains (losses) on investments	2.93	(3.25)	(0.15)	0.94
Total from investment operations	2.96	(3.15)	(0.09)	0.98
Less Distributions:
Dividends from net investment income	-	(0.09)	(0.04)	(0.01)
Distributions from net realized gains	-	-	(0.28)	(0.06)
Total distributions	-	(0.09)	(0.32)	(0.07)
Net asset value at end of year	$10.22	$7.26	$10.50	$10.91
Total return(B)	40.77%	(30.01%)	(0.91%)	9.81%
Net assets at end of year (000s)	$8,616	$7,557	$10,549	$9,608
Ratio of net expenses to average net assets	1.33%	1.32%	1.33%	1.21%
Ratio of net investment income to average net assets	0.17%	1.11%	0.54%	0.49%
Ratio of gross expenses to average net assets	1.33%	1.32%	1.34%	1.34%
Portfolio turnover rate(C)	74%	91%	39%	33%

Diamond Hill Small-Mid Cap Fund - Class C
Net asset value at beginning of year	$7.15	$10.40	$10.85	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	0.04	(0.02)	(0.02)
Net realized and unrealized gains (losses) on investments	2.89	(3.22)	(0.15)	0.93
Total from investment operations	2.85	(3.18)	(0.17)	0.91
Less Distributions:
Dividends from net investment income	-	(0.07)	-	-
Distributions from net realized gains	-	-	(0.28)	(0.06)
Total distributions	-	(0.07)	(0.28)	(0.06)
Net asset value at end of year	$10.00	$7.15	$10.40	$10.85
Total return(B)	39.86%	(30.54%)	(1.65%)	9.08%
Net assets at end of year (000s)	$4,361	$2,920	$2,388	$2,368
Ratio of net expenses to average net assets	2.08%	2.05%	2.08%	2.00%
Ratio of net investment income (loss) to average net assets	(0.59%)	0.48%	(0.21%)	(0.27%)
Ratio of gross expenses to average net assets	2.08%	2.05%	2.09%	2.11%
Portfolio turnover rate(C)	74%	91%	39%	33%

Diamond Hill Small-Mid Cap Fund - Class I
Net asset value at beginning of year	$7.25	$10.50	$10.91	$10.00
Income (loss) from investment operations:
Net investment income	0.04	0.13	0.09	0.04
Net realized and unrealized gains (losses) on investments	2.96	(3.26)	(0.13)	0.98
Total from investment operations	3.00	(3.13)	(0.04)	1.02
Less Distributions:
Dividends from net investment income	(0.02)	(0.12)	(0.09)	(0.05)
Distributions from net realized gains	-	-	(0.28)	(0.06)
Total distributions	(0.02)	(0.12)	(0.37)	(0.11)
Net asset value at end of year	$10.23	$7.25	$10.50	$10.91
Total return	41.36%	(29.77%)	(0.44%)	10.18%
Net assets at end of year (000s)	$26,110	$14,815	$18,478	$11,986
Ratio of net expenses to average net assets	0.94%	0.93%	0.93%	0.90%
Ratio of net investment income to average net assets	0.54%	1.49%	0.97%	1.01%
Ratio of gross expenses to average net assets	0.94%	0.93%	0.94%	0.98%
Portfolio turnover rate(C)	74%	91%	39%	33%

(A)	Class A, Class C, and Class I commenced operations on December 31, 2005, and commenced public offering and investment operations on January 3, 2006.
(B)	Total returns shown exclude the effect of applicable sales charges.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

Page 50	Diamond Hill Funds Annual Report December 31, 2009

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each year.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Diamond Hill Large Cap Fund - Class A	2009	2008	2007	2006	2005	(A)
Net asset value at beginning of year	$10.47	$16.25	$16.36	$14.44	$12.51
Income (loss) from investment operations:
Net investment income	0.10	0.15	0.21	0.15	0.05
Net realized and unrealized gains (losses) on investments	3.06	(5.69)	0.69	2.03	1.98
Total from investment operations	3.16	(5.54)	0.90	2.18	2.03
Less Distributions:
Dividends from net investment income	(0.01)	(0.14)	(0.19)	(0.14)	(0.06)
Distributions from net realized gains	-	(0.10)	(0.82)	(0.12)	(0.04)
Total distributions	(0.01)	(0.24)	(1.01)	(0.26)	(0.10)
Net asset value at end of year	$13.62	$10.47	$16.25	$16.36	$14.44
Total return(B)	30.21%	(34.06%)	5.42%	15.06%	16.19%
Net assets at end of year (000s)	$344,456	$254,688	$309,617	$338,286	$96,637
Ratio of net expenses to average net assets	1.18%	1.16%	1.18%	1.21%	1.27%
Ratio of net investment income to average net assets	0.91%	1.23%	1.15%	1.32%	1.08%
Ratio of gross expenses to average net assets	1.18%	1.16%	1.19%	1.21%	1.27%
Portfolio turnover rate(C)	31%	28%	44%	32%	15%

Diamond Hill Large Cap Fund - Class C
Net asset value at beginning of year	$10.19	$15.84	$15.99	$14.15	$12.31
Income (loss) from investment operations:
Net investment income	0.02	0.06	0.06	0.06	0.05
Net realized and unrealized gains (losses) on investments	2.97	(5.55)	0.70	1.95	1.83
Total from investment operations	2.99	(5.49)	0.76	2.01	1.88
Less Distributions:
Dividends from net investment income	-	(0.06)	(0.09)	(0.05)	-
Distributions from net realized gains	-	(0.10)	(0.82)	(0.12)	(0.04)
Total distributions	-	(0.16)	(0.91)	(0.17)	(0.04)
Net asset value at end of year	$13.18	$10.19	$15.84	$15.99	$14.15
Total return(B)	29.34%	(34.64%)	4.68%	14.18%	15.25%
Net assets at end of year (000s)	$25,454	$20,656	$27,084	$22,438	$9,518
Ratio of net expenses to average net assets	1.93%	1.91%	1.93%	1.96%	2.02%
Ratio of net investment income to average net assets	0.17%	0.48%	0.43%	0.57%	0.26%
Ratio of gross expenses to average net assets	1.93%	1.91%	1.93%	1.96%	2.02%
Portfolio turnover rate(C)	31%	28%	44%	32%	15%

Diamond Hill Large Cap Fund - Class I
Net asset value at beginning of year	$10.49	$16.29	$16.40	$14.47	$12.38
Income (loss) from investment operations:
Net investment income	0.11	0.23	0.25	0.13	0.08
Net realized and unrealized gains (losses) on investments	3.11	(5.74)	0.73	2.12	2.13
Total from investment operations	3.22	(5.51)	0.98	2.25	2.21
Less Distributions:
Dividends from net investment income	(0.06)	(0.19)	(0.27)	(0.20)	(0.08)
Distributions from net realized gains	-	(0.10)	(0.82)	(0.12)	(0.04)
Total distributions	(0.06)	(0.29)	(1.09)	(0.32)	(0.12)
Net asset value at end of year	$13.65	$10.49	$16.29	$16.40	$14.47
Total return	30.71%	(33.82%)	5.88%	15.49%	17.84	%(D)
Net assets at end of year (000s)	$347,998	$141,416	$84,129	$59,182	$10,442
Ratio of net expenses to average net assets	0.79%	0.78%	0.78%	0.78%	0.80	%(E)
Ratio of net investment income to average net assets	1.28%	1.67%	1.60%	1.82%	1.60	%(E)
Ratio of gross expenses to average net assets	0.79%	0.78%	0.78%	0.78%	0.80	%(E)
Portfolio turnover rate(C)	31%	28%	44%	32%	15%

(A)	Class I commenced operations on January 31, 2005.
(B)	Total returns shown exclude the effect of applicable sales charges.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(D)	Not annualized.
(E)	Annualized.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2009	Page 51

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each year.

Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,
Diamond Hill Select Fund - Class A	2009	2008	2007	2006	(A)
Net asset value at beginning of year	$6.82	$10.61	$11.17	$10.00
Income (loss) from investment operations:
Net investment income	0.04	0.09	0.12	0.10
Net realized and unrealized gains (losses) on investments	2.16	(3.55)	0.53	1.27
Total from investment operations	2.20	(3.46)	0.65	1.37
Less Distributions:
Dividends from net investment income	-	(0.08)	(0.09)	(0.08)
Distributions from net realized gains	-	(0.25)	(1.12)	(0.12)
Total distributions	-	(0.33)	(1.21)	(0.20)
Net asset value at end of year	$9.02	$6.82	$10.61	$11.17
Total return(B)	32.26%	(32.68%)	5.63%	13.66%
Net assets at end of year (000s)	$6,910	$4,030	$6,841	$10,036
Ratio of net expenses to average net assets	1.28%	1.28%	1.29%	1.31%
Ratio of net investment income to average net assets	0.60%	1.10%	0.90%	1.04%
Ratio of gross expenses to average net assets	1.28%	1.28%	1.29%	1.32%
Portfolio turnover rate(C)	57%	85%	55%	80%

Diamond Hill Select Fund - Class C
Net asset value at beginning of year	$6.78	$10.56	$11.16	$10.00
Income (loss) from investment operations:
Net investment income	0.01	0.02	0.02	0.02
Net realized and unrealized gains (losses) on investments	2.15	(3.55)	0.54	1.30
Total from investment operations	2.16	(3.53)	0.56	1.32
Less Distributions:
Dividends from net investment income	-	-	(0.04)	(0.04)
Distributions from net realized gains	-	(0.25)	(1.12)	(0.12)
Total distributions	-	(0.25)	(1.16)	(0.16)
Net asset value at end of year	$8.94	$6.78	$10.56	$11.16
Total return(B)	31.86%	(33.48%)	4.78%	13.11%
Net assets at end of year (000s)	$3,472	$3,366	$6,912	$5,661
Ratio of net expenses to average net assets	2.03%	2.01%	2.03%	2.05%
Ratio of net investment income to average net assets	0.07%	0.28%	0.23%	0.32%
Ratio of gross expenses to average net assets	2.03%	2.02%	2.04%	2.06%
Portfolio turnover rate(C)	57%	85%	55%	80%

Diamond Hill Select Fund - Class I
Net asset value at beginning of year	$6.75	$10.59	$11.16	$10.00
Income (loss) from investment operations:
Net investment income	0.05	0.11	0.13	0.09
Net realized and unrealized gains (losses) on investments	2.22	(3.58)	0.57	1.32
Total from investment operations	2.27	(3.47)	0.70	1.41
Less Distributions:
Dividends from net investment income	-	(0.12)	(0.15)	(0.13)
Distributions from net realized gains	-	(0.25)	(1.12)	(0.12)
Total distributions	-	(0.37)	(1.27)	(0.25)
Net asset value at end of year	$9.02	$6.75	$10.59	$11.16
Total return	33.63%	(32.85%)	6.10%	14.04%
Net assets at end of year (000s)	$23,122	$7,489	$4,667	$3,220
Ratio of net expenses to average net assets	0.89%	0.87%	0.88%	0.84%
Ratio of net investment income to average net assets	1.29%	1.58%	1.37%	1.47%
Ratio of gross expenses to average net assets	0.89%	0.87%	0.89%	0.86%
Portfolio turnover rate(C)	57%	85%	55%	80%

(A)	Class A, Class C, and Class I commenced operations on December 31, 2005, and commenced public offering and investment operations on January 3, 2006.
(B)	Total returns shown exclude the effect of applicable sales charges.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

Page 52	Diamond Hill Funds Annual Report December 31, 2009

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each year.

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
Diamond Hill Long-Short Fund - Class A	2009		2008	2007	2006	2005	(A)
Net asset value at beginning of year	$13.83		$18.40	$18.57	$16.46	$13.67
Income (loss) from investment operations:
Net investment income	0.00	(B)	0.16	0.44	0.26	0.10
Net realized and unrealized gains (losses) on investments	2.48		(4.52)	0.16	2.52	2.83
Total from investment operations	2.48		(4.36)	0.60	2.78	2.93
Less Distributions:
Dividends from net investment income	-		(0.15)	(0.42)	(0.25)	(0.10)
Distributions from net realized gains	-		(0.06)	(0.35)	(0.42)	(0.04)
Total distributions	-		(0.21)	(0.77)	(0.67)	(0.14)
Net asset value at end of year	$16.31		$13.83	$18.40	$18.57	$16.46
Total return(C)	17.93%		(23.65%)	3.14%	16.89%	21.46%
Net assets at end of year (000s)	$965,382		$1,110,982	$965,259	$773,161	$180,035
Ratio of expenses to average net assets	1.85%		1.62%	1.69%	1.77%	1.82%
Ratio of net investment income (loss) to average net assets	0.00	%(B)	0.95%	2.46%	2.15%	1.12%
Ratio of expenses to average net assets, excluding
dividends on securities sold short	1.48%		1.45%	1.48%	1.51%	1.55%
Portfolio turnover rate(D)	44%		59%	59%	83%	58	%(E)

Diamond Hill Long-Short Fund - Class C
Net asset value at beginning of year	$13.28		$17.65	$17.88	$15.92	$13.26
Income (loss) from investment operations:
Net investment income (loss)	(0.12)		0.04	0.27	0.16	0.03
Net realized and unrealized gains (losses) on investments	2.38		(4.32)	0.16	2.38	2.70
Total from investment operations	2.26		(4.28)	0.43	2.54	2.73
Less Distributions:
Dividends from net investment income	-		(0.03)	(0.31)	(0.16)	(0.03)
Distributions from net realized gains	-		(0.06)	(0.35)	(0.42)	(0.04)
Total distributions	-		(0.09)	(0.66)	(0.58)	(0.07)
Net asset value at end of year	$15.54		$13.28	$17.65	$17.88	$15.92
Total return(C)	17.02%		(24.26%)	2.41%	15.98%	20.58%
Net assets at end of year (000s)	$256,445		$278,069	$303,392	$188,550	$70,891
Ratio of expenses to average net assets	2.60%		2.37%	2.44%	2.52%	2.57%
Ratio of net investment income (loss) to average net assets	(0.76%)		0.22%	1.72%	1.40%	0.37%
Ratio of expenses to average net assets, excluding
dividends on securities sold short	2.23%		2.20%	2.23%	2.26%	2.30%
Portfolio turnover rate(D)	44%		59%	59%	83%	58	%(E)

Diamond Hill Long-Short Fund - Class I
Net asset value at beginning of year	$13.87		$18.46	$18.63	$16.49	$13.80
Income (loss) from investment operations:
Net investment income	0.05		0.19	0.48	0.28	0.14
Net realized and unrealized gains (losses) on investments	2.50		(4.51)	0.19	2.59	2.73
Total from investment operations	2.55		(4.32)	0.67	2.87	2.87
Less Distributions:
Dividends from net investment income	(0.00	)(B)	(0.21)	(0.49)	(0.31)	(0.14)
Distributions from net realized gains	-		(0.06)	(0.35)	(0.42)	(0.04)
Total distributions	-		(0.27)	(0.84)	(0.73)	(0.18)
Net asset value at end of year	$16.42		$13.87	$18.46	$18.63	$16.49
Total return	18.39%		(23.36%)	3.59%	17.37%	20.81	%(F)
Net assets at end of year (000s)	$733,909		$657,662	$500,425	$290,734	$56,873
Ratio of expenses to average net assets	1.47%		1.24%	1.29%	1.34%	1.39	%(G)
Ratio of net investment income to average net assets	0.37%		1.33%	2.87%	2.60%	1.71	%(G)
Ratio of expenses to average net assets, excluding
dividends on securities sold short	1.10%		1.08%	1.08%	1.08%	1.10	%(G)
Portfolio turnover rate(D)	44%		59%	59%	83%	58	%(E)

(A)	Class I commenced operations on January 31, 2005.
(B)	Amount rounds to less than $ 0.005.
(C)	Total returns shown exclude the effect of applicable sales charges.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(E)	The portfolio turnover rate for December 31, 2005 has been revised to include long-term short selling transactions.
(F)	Not annualized.
(G)	Annualized.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2009	Page 53

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each year.

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
Diamond Hill Financial Long-Short Fund - Class A	2009	2008	2007	(A)	2006	2005
Net asset value at beginning of year	$8.48	$16.20	$20.90	$18.48	$19.10
Income (loss) from investment operations:
Net investment income	0.16	(D)	0.45	0.49	0.23	0.29
Net realized and unrealized gains (losses) on investments	1.94	(7.74)	(4.04)	2.79	(0.24)
Total from investment operations	2.10	(7.29)	(3.55)	3.02	0.05
Less Distributions:
Dividends from net investment income	(0.15)	(0.42)	(0.47)	(0.24)	(0.30)
Distributions from net realized gains	-	(0.01)	(0.68)	(0.36)	(0.37)
Total distributions	(0.15)	(0.43)	(1.15)	(0.60)	(0.67)
Net asset value at end of year	$10.43	$8.48	$16.20	$20.90	$18.48
Total return(B)	24.73%	(44.98%)	(17.05%)	16.35%	0.25%
Net assets at end of year (000s)	$8,053	$7,596	$27,597	$38,978	$17,366
Ratio of net expenses to average net assets	1.77%	1.85%	1.81%	1.70%	1.67%
Ratio of net investment income to average net assets	1.92%	2.37%	2.17%	1.80%	1.41%
Ratio of gross expenses to average net assets	1.77%	1.85%	1.82%	1.70%	1.67%
Ratio of net expenses to average net assets, excluding
dividends on securities sold short	1.58%	1.56%	1.59%	1.62%	-
Portfolio turnover rate(C)	85%	74%	55%	45%	28%

Diamond Hill Financial Long-Short Fund - Class C
Net asset value at beginning of year	$8.12	$15.60	$20.10	$17.84	$18.42
Income (loss) from investment operations:
Net investment income	0.09	(D)	0.21	0.34	0.13	0.15
Net realized and unrealized gains (losses) on investments	1.84	(7.31)	(3.88)	2.63	(0.24)
Total from investment operations	1.93	(7.10)	(3.54)	2.76	(0.09)
Less Distributions:
Dividends from net investment income	(0.06)	(0.37)	(0.28)	(0.14)	(0.12)
Distributions from net realized gains	-	(0.01)	(0.68)	(0.36)	(0.37)
Total distributions	(0.06)	(0.38)	(0.96)	(0.50)	(0.49)
Net asset value at end of year	$9.99	$8.12	$15.60	$20.10	$17.84
Total return(B)	23.81%	(45.49%)	(17.68%)	15.47%	(0.49%)
Net assets at end of year (000s)	$1,295	$1,866	$3,287	$4,620	$2,544
Ratio of net expenses to average net assets	2.52%	2.58%	2.56%	2.45%	2.42%
Ratio of net investment income to average net assets	1.17%	1.76%	1.42%	1.03%	0.67%
Ratio of gross expenses to average net assets	2.52%	2.58%	2.57%	2.45%	2.42%
Ratio of net expenses to average net assets, excluding
dividends on securities sold short	2.33%	2.30%	2.34%	2.37%	-
Portfolio turnover rate(C)	85%	74%	55%	45%	28%

Diamond Hill Financial Long-Short Fund - Class I
Net asset value at beginning of year	$8.43	$16.18	20.90
Income (loss) from investment operations:
Net investment income	0.21	(D)	0.63	0.37
Net realized and unrealized gains (losses) on investments	1.92	(7.89)	(3.83)
Total from investment operations	2.13	(7.26)	(3.46)
Less Distributions:
Dividends from net investment income	(0.19)	(0.48)	(0.58)
Distributions from net realized gains	-	(0.01)	(0.68)
Total distributions	(0.19)	(0.49)	(1.26)
Net asset value at end of year	$10.37	$8.43	16.18
Total return	25.31%	(44.79%)	(16.61%)
Net assets at end of year (000s)	$671	$709	2,464
Ratio of net expenses to average net assets	1.38%	1.47%	1.41%
Ratio of net investment income to average net assets	2.45%	2.80%	2.96%
Ratio of gross expenses to average net assets	1.38%	1.47%	1.42%
Ratio of net expenses to average net assets, excluding
dividends on securities sold short	1.19%	1.18%	1.18%
Portfolio turnover rate(C)	85%	74%	55%
(A)	Class I commenced operations on December 31, 2006, and commenced public offering and investment operations on January 3, 2007.
(B)	Total returns shown exclude the effect of applicable sales charges.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(D)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

Page 54	Diamond Hill Funds Annual Report December 31, 2009

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each year.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Diamond Hill Strategic Income Fund - Class A	2009	2008	2007	2006	2005	(A)
Net asset value at beginning of year	$8.28	$10.41	$11.71	$11.25	$11.63
Income (loss) from investment operations:
Net investment income	0.69	0.71	0.68	0.70	0.66
Net realized and unrealized gains (losses) on investments	1.86	(2.19)	(1.20)	0.42	(0.38)
Total from investment operations	2.55	(1.48)	(0.52)	1.12	0.28
Less distributions:
Dividends from net investment income	(0.68)	(0.64)	(0.67)	(0.66)	(0.66)
Distributions from net realized gains	-	-	(0.11)	-	-
Return of Capital	-	(0.01)	-	-	-
Total distributions	(0.68)	(0.65)	(0.78)	(0.66)	(0.66)
Net asset value at end of year	$10.15	$8.28	$10.41	$11.71	$11.25
Total return(B)	32.13%	(14.79%)	(4.78%)	10.26%	2.41%
Net assets at end of year (000s)	$41,048	$31,268	$54,435	$49,372	$31,456
Ratio of net expenses to average net assets	1.08%	1.06%	1.08%	1.12%	1.17%
Ratio of net investment income to average net assets	7.64%	6.60%	6.15%	6.38%	5.74%
Ratio of gross expenses to average net assets	1.08%	1.06%	1.09%	1.12%	1.17%
Portfolio turnover rate(C)	83%	95%	142%	43%	66%

Diamond Hill Strategic Income Fund - Class C
Net asset value at beginning of year	$8.27	$10.41	$11.70	$11.24	$11.63
Income (loss) from investment operations:
Net investment income	0.58	0.65	0.62	0.62	0.58
Net realized and unrealized gains (losses) on investments	1.91	(2.21)	(1.22)	0.41	(0.40)
Total from investment operations	2.49	(1.56)	(0.60)	1.03	0.18
Less distributions:
Dividends from net investment income	(0.61)	(0.57)	(0.58)	(0.57)	(0.57)
Distributions from net realized gains	-	-	(0.11)	-	-
Return of Capital	-	(0.01)	-	-	-
Total distributions	(0.61)	(0.58)	(0.69)	(0.57)	(0.57)
Net asset value at end of year	$10.15	$8.27	$10.41	$11.70	$11.24
Total return(B)	31.34%	(15.51%)	(5.43%)	9.43%	1.57%
Net assets at end of year (000s)	$22,120	$14,730	$24,638	$26,908	$20,257
Ratio of net expenses to average net assets	1.83%	1.80%	1.83%	1.87%	1.91%
Ratio of net investment income to average net assets	6.88%	5.87%	5.35%	5.63%	5.06%
Ratio of gross expenses to average net assets	1.83%	1.81%	1.84%	1.87%	1.91%
Portfolio turnover rate(C)	83%	95%	142%	43%	66%

Diamond Hill Strategic Income Fund - Class I
Net asset value at beginning of year	$8.26	$10.40	$11.69	$11.23	$11.65
Income (loss) from investment operations:
Net investment income	0.73	0.70	0.71	0.73	0.65
Net realized and unrealized gains (losses) on investments	1.85	(2.15)	(1.17)	0.44	(0.42)
Total from investment operations	2.58	(1.45)	(0.46)	1.17	0.23
Less distributions:
Dividends from net investment income	(0.71)	(0.68)	(0.72)	(0.71)	(0.65)
Distributions from net realized gains	-	-	(0.11)	-	-
Return of Capital	-	(0.01)	-	-	-
Total distributions	(0.71)	(0.69)	(0.83)	(0.71)	(0.65)
Net asset value at end of year	$10.13	$8.26	$10.40	$11.69	$11.23
Total return	32.69%	(14.55%)	(4.31%)	10.74%	2.03	%(D)
Net assets at end of year (000s)	$64,407	$50,185	$70,205	$54,302	$25,299
Ratio of net expenses to average net assets	0.69%	0.67%	0.68%	0.68%	0.70	%(E)
Ratio of net investment income to average net assets	8.05%	7.05%	6.62%	6.89%	6.57	%(E)
Ratio of gross expenses to average net assets	0.69%	0.68%	0.68%	0.68%	0.70	%(E)
Portfolio turnover rate(C)	83%	95%	142%	43%	66%

(A)	Class I commenced operations on January 31, 2005.
(B)	Total returns shown exclude the effect of applicable sales charges.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(D)	Not annualized.
(E)	Annualized.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2009	Page 55

Diamond Hill Funds
Notes to Financial Statements
December 31, 2009

Organization

The Diamond Hill Small Cap Fund (“Small Cap Fund”), Diamond Hill Small-Mid Cap Fund (“Small-Mid Cap Fund”), Diamond Hill Large Cap Fund (“Large Cap Fund”), Diamond Hill Select Fund (“Select Fund”), Diamond Hill Long-Short Fund (“Long-Short Fund”), Diamond Hill Financial Long-Short Fund (“Financial Long-Short Fund”) and Diamond Hill Strategic Income Fund (“Strategic Income Fund”), are each a series of the Diamond Hill Funds (the “Trust”) (each a “Fund” and collectively the “Funds”). The Trust is an Ohio business trust, which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end, management investment company.  Each Fund is a diversified series of the Trust.

The Funds offer three classes of shares: Class A, Class C and Class I.  Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. Class A has a maximum sales charge on purchases of 5.00% as a percentage of the original purchase price except for Strategic Income Fund which is 3.50%. Class C has a contingent deferred sales charge of 1.00% for shares redeemed within a year of the purchase date.

Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Security valuation — The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Listed securities for which market quotations are readily available are valued at the closing prices as determined by the primary exchange where the securities are traded.  Unlisted securities or listed securities for which the latest sales prices are not readily available are valued at the closing bid price in the principal market where such securities are normally traded.  Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Short-term debt investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other investment companies are valued at their reported net asset value. Securities for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, certain stale prices, or an event occurs that materially affects the furnished price) are valued by the Fair Value Committee.  In these cases, the Fair Value Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”).  When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following:  dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt.  Approximately 0.4% of the Strategic Income Fund’s net assets are being valued using estimates provided by the Fair Value Committee.  The Fair Value Committee relied heavily upon analysis of the fund’s portfolio manager in the absence of readily ascertainable market values.  These values may differ from the values that would have been used had a ready market for these securities existed, and the differences could be material.

The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value.  These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

• Level 2 –other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Page 56	Diamond Hill Funds Annual Report December 31, 2009

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  For example, short-term debt securities of sufficient credit quality maturing in less than 61 days of the filing are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940.  Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2009:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs
Investments in Securities:
(Assets)
Small Cap Fund
Common Stocks*	$459,800,010	$-
Registered Investment Companies	229,353,700	-
Total	689,153,710	-
Small-Mid Cap Fund
Common Stocks*	32,217,717	-
Registered Investment Companies	14,736,950	-
Total	46,954,667	-
Large Cap Fund
Common Stocks*	672,909,372	-
Registered Investment Companies	78,379,229	-
Total	751,288,601	-
Select Fund
Common Stocks*	30,063,265	-
Registered Investment Companies	7,683,684	-
Total	37,746,949	-
Long-Short Fund
Common Stocks*	1,809,555,518	-
Registered Investment Companies	286,052,427	-
Total	2,095,607,945	-
Financial Long-Short Fund
Common Stocks*	7,840,902	-
Preferred Stocks	-	1,258,454
Corporate Bonds	-	329,911
Registered Investment Companies	2,129,205	-
Total	9,970,107	1,588,365
Strategic Income Fund
Collateralized Debt Obligations	-	552,828
Common Stocks*	241,920	-
Preferred Stocks	-	8,246,855
Corporate Bonds	-	109,918,580
Registered Investment Companies	20,163,514	-
Total	20,405,434	118,718,263
Investments in Securities Sold Short: (Liabilities)
Long-Short Fund
Common Stocks*	$(649,576,434)	$-
Exchange Traded Funds	(46,160,918)	-
Total	(695,737,352)
Financial Long-Short Fund
Common Stocks*	(839,614)	-

The Funds had no Level 3 securities at December 31, 2009.

* See Schedule of Investments and Schedule of Securities Sold Short for industry classification.

Diamond Hill Funds Annual Report December 31, 2009	Page 57

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2009

Short sales — The Long-Short Fund, Financial Long-Short Fund and Strategic Income Fund may sell a security they do not own in anticipation of a decline in the value of that security.  When the Funds sell a security short, they must borrow the security sold short and deliver it to the broker-dealer through which they made the short sale.  A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale. Cash received from short sales is maintained by brokers and is used to meet margin requirements for short calls. It is included as “Deposits with brokers for securities sold short” on the Statements of Assets & Liabilities.

Securities Lending — Under the terms of the securities lending agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), JPMorgan is authorized to loan securities on behalf of the Funds to approved borrowers.  In exchange, the Funds receive cash collateral in the amount of at least 100% of the value of the securities loaned.  The cash collateral is invested in short term instruments as noted in the Schedules of Investments.  Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.  The agreement indemnifies the Funds from losses incurred in the event of a borrower’s material default of the terms and conditions of the borrower agreement.  The agreement provides that after predetermined rebates to brokers, net securities lending income shall first be solely paid as credits and offset against costs and other charges incurred by each Fund with JPMorgan.  Any remaining securities lending revenue is then paid to the Funds as securities lending income.

As of December 31, 2009, the value of securities loaned and the collateral held were as follows:

	Fair Value	Fair Value of
	of Securities Loaned	Collateral Received
Small Cap Fund	$115,591,081	$120,753,585
Small-Mid Cap Fund	$7,348,856	$7,671,915
Large Cap Fund	$13,626,550	$14,009,647
Select Fund	$4,112,893	$4,279,958
Long-Short Fund	$140,622,354	$145,995,572
Financial Long-Short Fund	$1,786,439	$1,860,669
Strategic Income Fund	$12,929,007	$13,291,643

Security transactions — Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following trade date.  However, for financial reporting purposes, portfolio security transactions are reported on trade date. The specific identification method is used for determining realized gains or losses for financial statements and income tax purposes.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized using the daily effective yield method. The Funds record distributions received from investments in Real Estate Investment Trusts (REITS) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain.  Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts.  The Funds adjust the estimated amounts of the components of distributions (and consequently net investment income) as an increase to unrealized appreciation (depreciation) and realized gain (loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Share valuation — The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

Federal income taxes — Each Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and any net realized capital gains to its shareholders.  The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2006 through 2009) and have concluded that no provision for income tax is required in their financial statements.

Distributions to shareholders — Dividends from net investment income are declared and paid monthly for the Strategic Income Fund.  Dividends from net investment income are declared and paid on an annual basis for the Small Cap Fund, Small-Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, and Financial Long-Short Fund. Dividends are declared separately for each class.  No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP in the United States. These differences are primarily due to differing treatments for paydown gains and losses on mortgage-backed securities, expiring capital loss carryforwards, and deferrals of certain losses.  Permanent book and tax basis differences are reclassified among the components of net assets. Certain Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Page 58	Diamond Hill Funds Annual Report December 31, 2009

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2009

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.  Class specific expenses are charged directly to the class incurring the expense.  Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.  Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Investment Transactions

For the year ended December 31, 2009, the purchases and sales (including maturities) of investment securities (excluding short-term securities and U.S. government obligations) were as follows:

	Purchases	Sales
Small Cap Fund	$207,132,191	$166,775,865
Small-Mid Cap Fund	$18,563,874	$20,048,696
Large Cap Fund	$288,332,834	$145,846,418
Select Fund	$20,687,012	$9,145,005
Long-Short Fund	$961,034,026	$1,540,952,787
Financial Long-Short Fund	$7,593,704	$9,319,648
Strategic Income Fund	$82,794,527	$78,902,125

The Funds pay commissions on the purchase and sale of investment securities.  The commissions paid are included as part of the cost of purchases or net proceeds on the sale of investment securities and are not included in the presentation of Fund expenses on the Statements of Operations.  The Funds paid the following commissions during the year ended December 31, 2009:

		Commissions as a %
	Total Commissions	of Average Net Assets
Small Cap Fund	$424,100	0.10%
Small-Mid Cap Fund	$39,720	0.14%
Large Cap Fund	$386,310	0.08%
Select Fund	$17,847	0.10%
Long-Short Fund	$2,378,591	0.13%
Financial Long-Short Fund	$20,671	0.23%
Strategic Income Fund	$6,696	0.01%

Investment Advisory Fees and Other Transactions with Affiliates

The Small Cap Fund, Small-Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, Financial Long-Short Fund, and Strategic Income Fund each receive investment management and advisory services from Diamond Hill Capital Management, Inc. (“DHCM”) under management agreements that provide for fees to be paid at an annual rate of 0.80%, 0.75%, 0.60%, 0.70%, 0.90%, 1.00%, and 0.50% of the Funds’ average daily net assets, respectively.  The advisory agreements are subject to annual approval by the Board of Trustees.  In addition, each Fund has entered into an administrative services agreement whereby DHCM (“Administrator”) is paid a fee at an annual rate of 0.34% for Class A and Class C Shares and 0.20% for Class I shares of each class’ average daily net assets.  Prior to April 30, 2009, the fees paid by Class A, Class C, and Class I shares were paid at an annual rate of 0.30%, 0.30% and 0.18% of each classes’ average daily net assets, respectively.  These administrative fees are used to pay most of the Funds’ operating expenses except advisory, distribution, custody, brokerage, taxes, interest, dividend expense on securities sold short, and extraordinary expenses.

Diamond Hill Funds Annual Report December 31, 2009	Page 59

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2009

Pursuant to rule 12b-1 of the 1940 Act, each Fund has adopted a distribution plan (together, the “Plans”).  Under the Plans, Class A shares pay a distribution fee at an annual rate of 0.25% of Class A average daily net assets. Class C shares pay a distribution and shareholder-servicing fee at an annual rate of 0.75% and 0.25%, respectively, of Class C average daily net assets. Class I shares are not subject to any distribution or shareholder-servicing fees.  The Trust entered into a Distribution Agreement on behalf of the Funds with BHIL Distributors, Inc. (“Distributor”), an affiliate of DHCM.  Pursuant to the Distribution Agreement, the Distributor acts as principal underwriter of each Fund’s shares.  Prior to April 30, 2009, IFS Fund Distributors, Inc. acted as Distributor.

For the year ended December 31, 2009, the Distributors received the following amounts in sales commissions from the sales of Class A shares of the Funds as follows:

	IFS Fund Distributors, Inc. January 1, 2009 – April 29, 2009	BHIL Distributors, Inc. April 30, 2009 – December 31, 2009
Small Cap Fund	$1,923	$7,628
Small-Mid Cap Fund	$65	$94
Large Cap Fund	$1,855	$7,231
Select Fund	$5	$2,416
Long-Short Fund	$7,492	$25,787
Financial Long-Short Fund	$122	$426
Strategic Income Fund	$1,497	$1,860

DHCM, as the financing agent for Class C shares, received contingent deferred sales charges relating to the redemptions of Class C shares of the Funds for the year ended December 31, 2009 as follows:

Small Cap Fund	$4,127
Small-Mid Cap Fund	$1,593
Large Cap Fund	$6,753
Select Fund	$242
Long-Short Fund	$84,346
Financial Long-Short Fund	$1,603
Strategic Income Fund	$2,064

Certain officers of the Trust are affiliated with DHCM or the Distributor.  Such officers receive no compensation from the Funds for serving in their respective roles.

Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

Page 60	Diamond Hill Funds Annual Report December 31, 2009

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2009

Federal Tax Information

The amount and character of income and capital gain distributions paid by the Funds are determined in accordance with Federal income tax regulations which may differ from GAAP.  The tax character of distributions paid differs from the character of distributions shown on the Statements of Changes in Net Assets due primarily to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during 2009 and 2008 was as follows:

	Small Cap Fund		Small-Mid Cap Fund		Large Cap Fund		Select Fund
	2009	2008	2009	2008	2009	2008	2009	2008
Distributions paid from:
Ordinary income	$54,353	$3,188,253	$47,498	$362,049	$1,909,846	$6,027,559	$-	$170,214
Long-term capital gains	-	-	-	-	-	3,779,308	-	568,314
Total distributions	$54,353	$3,188,253	$47,498	$362,049	$1,909,846	$9,806,867	$-	$738,528

	Long-Short Fund		Financial Long-Short Fund		Strategic Income Fund
	2009	2008	2009	2008	2009	2008
Distributions paid from:
Ordinary income	$19,506	$22,430,110	$149,149	$486,458	$7,974,351	$8,683,372
Long-term capital gains	-	9,366,895	-	-	-	-
Return of capital	-	-	-	-	-	166,756
Total distributions	$19,506	$31,797,005	$149,149	$486,458	$7,974,351	$8,850,128

The following information is computed on a tax basis for each item as of December 31, 2009:

	Small	Small-Mid	Large	Select
	Cap Fund	Cap Fund	Cap Fund	Fund
Tax cost of investments	$639,557,192	$43,391,543	$676,803,070	$34,947,688
Gross unrealized appreciation	83,938,948	5,569,274	95,373,812	3,725,906
Gross unrealized depreciation	(34,342,430)	(2,006,150)	(20,888,281)	(926,645)
Net unrealized appreciation	49,596,518	3,563,124	74,485,531	2,799,261
Undistributed ordinary income	-	47,033	3,371,996	160,821
Capital loss carryforwards	(35,690,799)	(2,458,151)	(84,713,390)	(2,143,874)
Post-October losses	-	-	(696,139)	-
Other temporary differences	-	-	-	(151,245)
Accumulated earnings (deficit)	$13,905,719	$1,152,006	$(7,552,002)	$664,963

		Financial	Strategic
	Long-Short	Long-Short	Income
	Fund	Fund	Fund
Tax cost of portfolio investments	$1,852,227,357	$10,404,693	$138,727,860
Gross unrealized appreciation	327,466,198	1,747,656	12,400,209
Gross unrealized depreciation	(201,942,536)	(550,247)	(12,004,372)
Net unrealized appreciation	125,523,662	1,197,409	395,837
Undistributed ordinary income	334,785	-	1,871,181
Capital loss carryforwards	(519,005,486)	(15,430,435)	(25,497,744)
Post-October losses	(661,039)	-	-
Accumulated deficit	$(393,808,078)	$(14,233,026)	$(23,230,726)

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, investments in Real Estate Investment Trusts and contributed securities.

Diamond Hill Funds Annual Report December 31, 2009	Page 61

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2009

As of December 31, 2009, the Funds had net capital loss carryforwards expiring as follows:

		Expires
	Amount	December 31,
Small Cap Fund	$5,865,271	2016
	29,825,528	2017
	$35,690,799
Small-Mid Cap Fund	$995,466	2016
	1,462,685	2017
	$2,458,151
Large Cap Fund	$43,434,203	2016
	41,279,187	2017
	$84,713,390
Select Fund	$495,737	2016
	1,648,137	2017
	$2,143,874
Long-Short Fund	$101,454,175	2016
	417,551,311	2017
	$519,005,486
Financial Long-Short Fund	$8,896,517	2016
	6,533,918	2017
	$15,430,435
Strategic Income Fund	$18,618,627	2016
	6,879,117	2017
	$25,497,744

The Funds also elected to defer until their subsequent tax year capital losses incurred after October 31, 2009.  These capital loss carryforwards and "Post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Reclassification of capital accounts - Reclassifications result primarily from the difference in the tax treatment of  net investment losses, distributions in excess of net investment income, investments in Real Estate Investment Trusts and contributed securities.  The following reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds' capital accounts on a tax basis:

		Undistributed	Accumulated
	Paid-In	Net Investment	Net Realized
	Capital	Income (Loss)	Gains (Losses)
Small Cap Fund	$(1,107,072)	$610,614	$496,458
Small-Mid Cap Fund	(42,251)	(4,177)	46,428
Select Fund	(21,773)	-	21,773
Financial Long-Short Fund	(47,070)	(13,909)	60,979
Strategic Income Fund	(211,031)	(240,806)	451,837

The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2006 through 2009) and have concluded that no provision for income tax is required in their financial statements.

Subsequent Events

The Funds evaluated subsequent events from December 31, 2009, the date of these financial statements, through February 26, 2010, the date these financial statements were issued and available.  There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

Page 62	Diamond Hill Funds Annual Report December 31, 2009

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
of the Diamond Hill Funds:

We have audited the accompanying statements of assets and liabilities of the Diamond Hill Funds (comprised of the Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Select Fund, Diamond Hill Long-Short Fund, Diamond Hill Financial Long-Short Fund, and Diamond Hill Strategic Income Fund) (collectively, the “Funds”), including the schedules of investments, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diamond Hill Funds at December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 26, 2010

Diamond Hill Funds Annual Report December 31, 2009	Page 63

Diamond Hill Funds
Other Items
December 31, 2009
(Unaudited)

Proxy Voting

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds.  A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1-888-226-5595 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Portfolio Disclosure

The Trust files a complete listing of portfolio holdings as of the end of the first and third quarters of each fiscal year on Form N-Q and each second and fourth quarters of each fiscal year on Form N-CSR.  The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-888-226-5595.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Monthly portfolio holdings are also available on www.diamond-hill.com.

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the year ended December 31, 2009 qualify for the corporate dividends received deduction:

Small-Mid Cap Fund	100%
Large Cap Fund	100%
Long-Short Fund	100%
Financial Long-Short Fund	100%
Strategic Income Fund	12%

Qualified Dividend Income

The Funds designated the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.  This amount was reflected on form 1099-div for the calendar year 2009.

Page 64	Diamond Hill Funds Annual Report December 31, 2009

Diamond Hill Funds
Schedule of Shareholder Expenses
Hypothetical Example of a $1,000 Investment at Beginning of Period
(Unaudited)

All mutual funds have operating expenses.  These expenses include costs for portfolio management, administrative services, and distribution fees. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.  A fund’s expenses are expressed as a percentage of its net assets.  This figure is known as the expense ratio.

We believe it is important for you to understand the impact of costs on your investment.  The following example illustrates the operating costs that you would incur over the latest six-month period covered by this report if you invested $1,000 in the Funds, using the Funds’ actual return and operating expenses for the six months ended December 31, 2009.  The examples use actual net operating expenses applicable to that class.  The calculation does not reflect transaction costs, including sales charges (loads), as applicable.  If transaction costs were included, your total costs would have been higher.  The examples contain two sets of numbers, one using the actual return earned by each class of each Fund during the six months ended December 31, 2009, and one using a hypothetical 5% annual return (2.5% for the reporting period).

							Fund’s
	Account value		Account value		Expenses paid		annualized
	at the beginning		at the end		during		expense
	of the period ($)		of the period ($)		the period ($)		ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Small Cap Fund
Class A	1,000.00	1,000.00	1,231.80	1,018.21	7.81	7.06	1.39
Class C	1,000.00	1,000.00	1,227.60	1,014.43	12.00	10.85	2.14
Class I	1,000.00	1,000.00	1,234.60	1,020.17	5.62	5.08	1.00
Small-Mid Cap Fund
Class A	1,000.00	1,000.00	1,274.30	1,018.46	7.67	6.81	1.34
Class C	1,000.00	1,000.00	1,269.00	1,014.69	11.93	10.59	2.09
Class I	1,000.00	1,000.00	1,276.30	1,020.43	5.44	4.83	0.95
Large Cap Fund
Class A	1,000.00	1,000.00	1,254.20	1,019.22	6.75	6.05	1.19
Class C	1,000.00	1,000.00	1,250.50	1,015.44	10.99	9.84	1.94
Class I	1,000.00	1,000.00	1,256.80	1,021.18	4.54	4.07	0.80
Select Fund
Class A	1,000.00	1,000.00	1,263.30	1,018.72	7.34	6.54	1.29
Class C	1,000.00	1,000.00	1,257.40	1,014.94	11.59	10.34	2.04
Class I	1,000.00	1,000.00	1,265.10	1,020.69	5.11	4.56	0.90
Long-Short Fund
Class A	1,000.00	1,000.00	1,146.20	1,015.67	10.23	9.61	1.89
Class C	1,000.00	1,000.00	1,141.80	1,011.89	14.26	13.40	2.64
Class I	1,000.00	1,000.00	1,149.10	1,017.63	8.14	7.64	1.50
Financial Long-Short Fund
Class A	1,000.00	1,000.00	1,241.40	1,016.21	10.08	9.06	1.78
Class C	1,000.00	1,000.00	1,236.60	1,012.43	14.29	12.86	2.53
Class I	1,000.00	1,000.00	1,244.30	1,018.18	7.88	7.09	1.39
Strategic Income
Class A	1,000.00	1,000.00	1,153.20	1,019.72	5.91	5.54	1.09
Class C	1,000.00	1,000.00	1,148.90	1,015.94	9.95	9.34	1.84
Class I	1,000.00	1,000.00	1,155.60	1,021.68	3.80	3.56	0.70
_____________________

You can find more information about the Fund’s expenses, including annual expense ratios for historical periods in the Financial Statements section of this report.  For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.  The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year.  This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

Diamond Hill Funds Annual Report December 31, 2009	Page 65

Diamond Hill Funds

Management of the Trust (unaudited)

Listed in the charts below is basic information regarding the Trustees and officers of the Trust.

TRUSTEES:

Name/ Address/[1] Age	Position(s ) Held with Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) At Least The Last 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]

Thomas E. Line Year of Birth:1967	Chairman Trustee	Since November 2005	Senior Managing Director and Chief Financial Officer, Red Capital Group (mortgage and investment banking subsidiary of PNC Bank), October 2005 to the present; Vice President and Treasurer, Red Capital Group, September 2004 to October 2005; President, Focused Financial Consulting, Inc.(financial consulting), March 2002 to September 2004; Chief Operating Officer, Meeder Financial, Inc. (parent of investment adviser and mutual fund servicing companies),June 1998 to March 2002.	7

Elizabeth P. Kessler Year of Birth: 1968	Trustee	Since November 2005	Attorney and Partner-in-charge, Columbus Ohio office -Jones Day	7

D’Ray Moore Rice Year of Birth: 1959	Trustee	Since August 2007	Retired, Community Volunteer. Trustee of American Performance Funds from October 2004 to October 2007.	7

George A. Skestos Year of Birth: 1968	Trustee	Since August 2000	Managing Member, Arcadia Holdings, LLC (private investment banking firm ), May 2001 to the present; President of Homewood Corporation (real estate development firm), January 2000 to the present.	7
PRINCIPAL OFFICERS:
Name/ Address/[1] Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) At Least the Last 5 Years

James F. Laird, Jr.[4] Year of Birth: 1957	President	Since December 2001
Chief Financial Officer of Diamond Hill Investment Group, Inc., since December 2001. President of Diamond Hill Securities since July 2001. Vice President Corporate Strategy with Nationwide Insurance from January 2001 to July 2001. Senior Vice President Product Development with Villanova Capital from February 1999 through December 2000.

Gary R.Young[4] Year of Birth: 1969	Treasurer, Secretary and Chief Compliance Officer	Since May 2004 Since September 2004
Controller of Diamond Hill Investment Group, Inc. since April 2004. Director of Mutual Fund Administration with Banc One Investment Advisors October 1998 through April 2004. Vice President and Manager of Mutual Fund Accounting and Financial Reporting with First Chicago NBD January 1996 through October 1998.

1	The address of each Trustee and Officer is 325 John H. McConnell Boulevard - Suite 200, Columbus, Ohio 43215.
2	Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.
3	No other directorships are held by any Trustee.
4
Mr. Laird and Mr. Young are each an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because of their relationship with Diamond Hill Capital Management, Inc.

The Statement of Additional Information contains additional information about the Trustees and is available without charge on www.diamondhill.com or by calling 1-888-226-5595.

Page 66	Diamond Hill Funds Annual Report December 31, 2009

NOTICE OF PRIVACY POLICY

In order to enhance our ability to provide you with the best service possible, the Diamond Hill Funds (referred to as “we” or “us”) collects, uses and shares certain information about you. This policy explains what information we collect and with whom we share it. The practices described in this policy are applicable to all customers, including prospective, current and former customers. The policy also explains how we protect the security and confidentiality of certain customer information. We make reference to our “affiliates” in this policy. Affiliates are companies related to us by common control, including Diamond Hill Capital Management, Inc., Diamond Hill Investment Group, Inc., Beacon Hill Fund Services, and BHIL Distributors, Inc.

SAFEGUARDING PRIVACY

We maintain physical, electronic and procedural safeguards that comply with federal standards to ensure the safety of non-public personal customer information.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information).

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationships with you (e.g. your account number, account balance and transaction history).

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into a confidentiality agreement regarding the information.

INFORMATION WE SHARE WITH AFFILIATES

Our affiliates are financial service providers that offer investment advisory, brokerage and other financial services. In addition to the information we share with affiliates that provide services to us, we may share information among our affiliates to better assist you in achieving your financial goals.

PRIVACY PROMISE FOR CUSTOMERS

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers that includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing non-public personal information the first time we do business and every year that you are a customer of The Diamond Hill Funds or anytime we make a material change to our privacy policy.

Diamond Hill Funds Annual Report December 31, 2009	Page 67

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DIAMOND HILL®
funds

325 John H. McConnell Blvd., Suite 200
Columbus, Ohio 43215

614.255.3333
www.diamond-hill.com

Investment Adviser
Diamond Hill Capital Management, Inc.

Distributor
BHIL Distributors, Inc.

For additional information, call:
J.P. Morgan Chase Bank N.A.
TOLL FREE 888.226.5595

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is included as Exhibit 12(a)(1).
During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  Mr. Thomas E. Line is the registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

(a)            Audit Fees.  Audit fees totaled $98,000 and $95,100 in fiscal 2009 and 2008, respectively, including fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.

(b)            Audit-Related Fees.  There were no audit-related fees in fiscal 2009 and 2008.

(c)            Tax Fees.  Fees for tax compliance services totaled $33,500 and $32,600 in fiscal 2009 and 2008, respectively.

(d)            All Other Fees.  There were no other fees in fiscal 2009 and 2008.

(e)(1)        Audit Committee Pre-Approval Policies.  The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)       None of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the Audit Committee.

(f)            Not applicable

(g)            The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $33,500 and $32,600 in 2009 and 2008, respectively.

(h)           Not applicable

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable

Item 11.  Controls and Procedures.

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Diamond Hill Funds

By (Signature and Title)

/s/ James F. Laird, Jr.
James F. Laird, Jr.
President

Date:  March 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James F. Laird, Jr.
James F. Laird, Jr.
President

Date:  March 8, 2010

By (Signature and Title)

/s/ Gary R. Young
Gary R. Young
Treasurer and Chief Financial Officer

Date:  March 8, 2010